Posting Supplement No. 247 dated June 16, 2009 to Prospectus dated October 13, 2008	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated October 13, 2008 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated October 13, 2008 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 61399

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
61399	$1,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 61399. Member loan 61399 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	n/a	Debt-to-income ratio:	12.42%
Length of employment:	n/a	Location:	Bayside, NY

Home town:
Current & past employers:
Education:	SUNY Binghamton

This borrower member posted the following loan description, which has not been verified:

My sister is getting married, I'd love to help her get started!

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1988	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 299651

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
299651	$10,800	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 299651. Member loan 299651 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,677 / month
Current employer:	Media Organization	Debt-to-income ratio:	15.36%
Length of employment:	2 years	Location:	Springfield, VA

Home town:
Current & past employers:	Media Organization
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit card debt.

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	38
Revolving Credit Balance:	$5,987.00	Public Records On File:	0
Revolving Line Utilization:	70.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 374130

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
374130	$20,000	19.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 374130. Member loan 374130 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	DriveCam, Inc.	Debt-to-income ratio:	10.92%
Length of employment:	1 year 5 months	Location:	San Diego, CA

Home town:	Greenbrae
Current & past employers:	DriveCam, Inc., Nokia
Education:	University of California-San Diego (UCSD)

This borrower member posted the following loan description, which has not been verified:

Hello, I currently have about $20k in high-interest creditcard debt. I would like to refinance this debt at a more favorable interest rate, and in doing so, accellerate the payoff. Currently, I'm paying ~$1000/month and not getting very far. By refinancing the rate down to 8%, I can pay off the debt completely in 3 years with a $630 payment - a big win for me - and you get interest income.

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	57
Revolving Credit Balance:	$20,714.00	Public Records On File:	0
Revolving Line Utilization:	98.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 375929

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
375929	$18,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 375929. Member loan 375929 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,187 / month
Current employer:	WVDOT	Debt-to-income ratio:	4.05%
Length of employment:	6 years 5 months	Location:	parkersburg, WV

Home town:	Charleston
Current & past employers:	WVDOT, S&S Engineering
Education:	Marietta College

This borrower member posted the following loan description, which has not been verified:

I will use this loan to consolidate high interest store name credit cards used for renovation of my home. I've been in my house over two years and haven't missed a payment by even a day.

A credit bureau reported the following information about this borrower member on January 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1970	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,259.00	Public Records On File:	0
Revolving Line Utilization:	42.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 377886

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
377886	$4,800	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 377886. Member loan 377886 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,083 / month
Current employer:	One of the "Big 4" CPA Firms	Debt-to-income ratio:	2.45%
Length of employment:	1 year	Location:	Miami, FL

Home town:	Miami
Current & past employers:	One of the "Big 4" CPA Firms
Education:	Florida International University

This borrower member posted the following loan description, which has not been verified:

I had $15,000 on credit cards for Undergra/Graduate school expenses. I graduated in May 2008 and started working full time for a large accounting firm. Since then I have paid down my credit card debt to $9,500. If you read my credit report, you will see I have never missed a single credit card payment in my life and I expect to pay them off in 2 more years. However due to the financial crisis these credit card companies start raising their interest rates without cause. The interest rate I am getting here will probably be the same as those credit card companies charging me, but I would rather give my business to someone who at least would appreciate me as a good paying borrower not an account number that they could manipulate with.

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,757.00	Public Records On File:	0
Revolving Line Utilization:	67.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 386435

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
386435	$15,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 386435. Member loan 386435 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$8,400 / month
Current employer:	US Government Dpt of HUD	Debt-to-income ratio:	11.51%
Length of employment:	22 years	Location:	vallejo, CA

Home town:
Current & past employers:	US Government Dpt of HUD
Education:

This borrower member posted the following loan description, which has not been verified:

I am planning several home improvement project utilizing the savings from my recent refinance of my home at 4.5%. I want to go go green with solar panels on my house utilzing the government incewntive program in the stimulus bill I will recieve the tax credit next year. Also, I want to renovate the kitchen which is one of the best returns on investment in a house. Added note on income: My wife works in accounting and makes $63,200/yr

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1980	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$60,093.00	Public Records On File:	0
Revolving Line Utilization:	37.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 398185

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398185	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398185. Member loan 398185 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,542 / month
Current employer:	Deloitte & Touche LLP	Debt-to-income ratio:	10.92%
Length of employment:	8 years 10 months	Location:	Rancho Palos Verdes, CA

Home town:
Current & past employers:	Deloitte & Touche LLP
Education:	Pace University-New York

This borrower member posted the following loan description, which has not been verified:

Seeking to consolidate debt into a single payment and at a better rate.

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$63,630.00	Public Records On File:	0
Revolving Line Utilization:	79.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401572

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401572	$20,200	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401572. Member loan 401572 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,531 / month
Current employer:	Union for Reform Judaism	Debt-to-income ratio:	10.19%
Length of employment:	2 years 10 months	Location:	Brooklyn, NY

Home town:	Burlingame
Current & past employers:	Union for Reform Judaism
Education:	San Francisco State University

This borrower member posted the following loan description, which has not been verified:

This is to consolidate all credit debt. I have a great credit score. I am chosing to consolidate my credit balances to make my monthly payment more managable and to bring down my debt faster. I do not want to take any negative actions toward my credit.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,167.00	Public Records On File:	0
Revolving Line Utilization:	89.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403004

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403004	$9,600	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403004. Member loan 403004 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,048 / month
Current employer:	Lockheed Martin Corp.	Debt-to-income ratio:	13.99%
Length of employment:	9 years 7 months	Location:	Endicott, NY

Home town:	Endicott
Current & past employers:	Lockheed Martin Corp.
Education:	Binghamton University

This borrower member posted the following loan description, which has not been verified:

I am in deseparate need of repair of my roof and gutters on an old EJ home I purchased 3 years ago. I have an excellent job, 10 years at Lockheed Martin. I have been making improvements to the home since I moved in, building the equity back up, yet unfortunately it has absorbed quite a bit of my cash flow. To date I have put in new electric service, a new furnace with A/C, a new concrete patio, a new driveway, new kitchen, and updated my bathroom. I would like to be able to continue to build the equity. Thank you for your consideration of helping to fund my loan.

A credit bureau reported the following information about this borrower member on May 8, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	55	Months Since Last Delinquency:	30
Revolving Credit Balance:	$19,358.00	Public Records On File:	0
Revolving Line Utilization:	31.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 405313

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405313	$10,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405313. Member loan 405313 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,600 / month
Current employer:	chula vista elementary school district	Debt-to-income ratio:	4.44%
Length of employment:	5 years 10 months	Location:	Chula Vista, CA

Home town:
Current & past employers:	chula vista elementary school district, GNC
Education:	National Academy of Fitness and Sports Nutrition

This borrower member posted the following loan description, which has not been verified:

The purpose for the loan is to purchase additional inventory for my Retail Sports Nutrition Store. Inventory to purchase Sports Wear for men & women. Before starting my own business, I worked for GNC for 8 years. Store Location: Is next to the Family Gym which is the target markets for gym members. Also I benefits from its location located in the busy street and strip mall. If I am approved for this loan it will help me take my business to the next level. I don't have any other business loan because I use my personal funding for start up cost. I am very Passionate about my business. I have enough space (1,756 square feet) to add more inventory.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,458.00	Public Records On File:	0
Revolving Line Utilization:	23.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 405559

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405559	$17,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405559. Member loan 405559 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	federal mogul	Debt-to-income ratio:	4.41%
Length of employment:	5 years 2 months	Location:	STANTON, MI

Home town:	trufant
Current & past employers:	federal mogul, consumers energy
Education:	Ferris State University, Montcalm Community College

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, I have a need for monies for a short time period to help with some family health issues. My credit is good and I am a responsible person. If things go as planned this loan will not go full term. I can afford the extra payment if it does go full term. I am an Electrical Engineer and a Licensed Master Electrician with an income of $65,000.00 per year. Regards, Jerry Garbow

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,878.00	Public Records On File:	0
Revolving Line Utilization:	7.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 407515

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407515	$8,500	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407515. Member loan 407515 was requested on May 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,083 / month
Current employer:	Summit County Labor Relations	Debt-to-income ratio:	11.88%
Length of employment:	20 years 11 months	Location:	Akron, OH

Home town:	Akron
Current & past employers:	Summit County Labor Relations
Education:

This borrower member posted the following loan description, which has not been verified:

I am applying for this loan to assist my disabled Veteran daughter cover the cost of going to college. I have an impecible credit report and she does not. Because my daughter is 34 years old I am unable to apply for this loan thru normal federal student loans.

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1969	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	38	Months Since Last Delinquency:	10
Revolving Credit Balance:	$176.00	Public Records On File:	0
Revolving Line Utilization:	1.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 407969

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407969	$8,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407969. Member loan 407969 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	American Express	Debt-to-income ratio:	22.51%
Length of employment:	1 year 4 months	Location:	Phoenix, AZ

Home town:	Oskaloosa
Current & past employers:	American Express
Education:	University of Iowa

This borrower member posted the following loan description, which has not been verified:

Good Evening, I am looking to consolidate some high interest credit card debt of $12,500. There are 9 total creditors that I have debts with. I am finally in a position where I am reducing my revolving debts, using the "snowball" method, I have eliminated 2 1/2 so far, since the beginning of 2009. 2009 will be my first year making over $30,000, I will actually make $46000 this year. I am very serious about eliminating these debts, and am looking for a potential lender that recognizes the situation. If I receive the loan and clear all my credit card debt, my Fico will jump from 640 to 700 or better. I can then obtain a loan from a bank for the amount, and pay off the amount that a peer lended me. This results in no risk on your part. It's a difficult situation, because if I get the loan my credit score jumps and Im in better shape, but to get my credit score higher, I need the reduction of the debts. It's very difficult, I put myself in this position, but need to get out of it effectively. This seems to be the best alternative.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	72
Revolving Credit Balance:	$13,450.00	Public Records On File:	0
Revolving Line Utilization:	82.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 408085

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408085	$5,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408085. Member loan 408085 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,000 / month
Current employer:	lcom inc	Debt-to-income ratio:	13.45%
Length of employment:	4 years 3 months	Location:	BOCA RATON, FL

Home town:
Current & past employers:	lcom inc
Education:

This borrower member posted the following loan description, which has not been verified:

My intention is to satisfy a $2500 medical deductible due immediately as well as paying my credit card.As far as a responsible candidate,this is why Im applying so my credibility stays intact with this loan. thanx

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1983	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,274.00	Public Records On File:	0
Revolving Line Utilization:	65.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408419

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408419	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408419. Member loan 408419 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,875 / month
Current employer:	State of Michigan	Debt-to-income ratio:	24.57%
Length of employment:	14 years 8 months	Location:	CADILLAC, MI

Home town:	Saginaw
Current & past employers:	State of Michigan
Education:

This borrower member posted the following loan description, which has not been verified:

none

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1985	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,607.00	Public Records On File:	0
Revolving Line Utilization:	37.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 408782

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408782	$6,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408782. Member loan 408782 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,083 / month
Current employer:	JC Penney Corp	Debt-to-income ratio:	12.67%
Length of employment:	1 year	Location:	Citrus Heights, CA

Home town:	Sacramento
Current & past employers:	JC Penney Corp, McGraw-Hill
Education:	University of Southern California (USC)

This borrower member posted the following loan description, which has not been verified:

Hello everyone, This is my first time using Lending Club. I am currently preparing for my wedding which will be in late August. The majority of the expenses are being covered by family -I am looking to obtain a loan for 15k to cover a portion of the wedding as well as consolidate debt already accrued from expenses. In regards to my own background, I have a stable job and have not ever had any late payments or delinquencies on my credit. I make all my payments on time and will continue to do so if provided with this loan. Furthermore, I am also living with and taking care of my parents in their home which is paid off so I do not have a mortgage payment to make. Following our wedding, my fiance and I plan to remain at my parents' home for at least 6-9 months while we save up money to look into buying our own home. This is my financial history: I have two credit cards currently carrying balances of approximately 4300 and 1500 with interest rates of 18% and 13%. Much of this debt has been accrued from wedding expenses (i.e. invitations, bills for catering, etc.). I have been making monthly payments of at least $400 on the higher balance card while I have been paying about $60-80 on the lower balance card. My goal with this loan would be to consolidate my debt into one monthly, low interest payment. Overall, I am good candidate for this loan because I make all my payments, I understand the importance of good credit (looking for a home so I know what big difference minor fluctuations in the credit score can entail). Thank you for your time and God bless.

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,371.00	Public Records On File:	0
Revolving Line Utilization:	23.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409145

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409145	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409145. Member loan 409145 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Ria Financial	Debt-to-income ratio:	3.58%
Length of employment:	9 years	Location:	Vancouver, WA

Home town:
Current & past employers:	Ria Financial
Education:

This borrower member posted the following loan description, which has not been verified:

My business has had a very raid growth and I do not have more space to attend my customers. I would like to expand my location by renting the next business space and make some constructions upgrades to both locations.

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,320.00	Public Records On File:	1
Revolving Line Utilization:	71.20%	Months Since Last Record:	63
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409146

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409146	$11,500	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409146. Member loan 409146 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	24.22%
Length of employment:	7 years	Location:	Kenmore, NY

Home town:	Buffalo
Current & past employers:
Education:	SUNY at Buffalo

This borrower member posted the following loan description, which has not been verified:

My husband and I have a personal loan that is currently at 14.99% and are looking to lower the rate to below 10%. The current payments are $500.00 per month and while we are making the payments each month, we would really like to free up some money. We are both employed full time in stable jobs.

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,354.00	Public Records On File:	0
Revolving Line Utilization:	30.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409200

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409200	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409200. Member loan 409200 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,215 / month
Current employer:	Lucky 7 Capital Investments, inc.	Debt-to-income ratio:	1.34%
Length of employment:	4 years 9 months	Location:	Ocoee, FL

Home town:
Current & past employers:	Lucky 7 Capital Investments, inc., Bank of America Corp.
Education:	Yale School of Management

This borrower member posted the following loan description, which has not been verified:

The same company that gave me a quote for the remodel of my kitchen and master bath in January of 2008 for $32,000.00 has reduced the quote to $24,750.00. I have been holding off due to economic conditions, but, with such a large equity possition in my house, I have deciced to go ahead with my dream kitchen and master bath. Thanks, Barbara

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,789.00	Public Records On File:	0
Revolving Line Utilization:	19.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 409840

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409840	$14,400	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409840. Member loan 409840 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Cargill	Debt-to-income ratio:	12.40%
Length of employment:	7 months	Location:	WAUKESHA, WI

Home town:	Sioux City
Current & past employers:	Cargill, Interbake Foods
Education:	Liberty University

This borrower member posted the following loan description, which has not been verified:

I need a loan to pay of my personal debt from a business. We have just sold the business, so I will not accrue more debt from this, but we need to pay it off now so that is why I am securing a loan.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 410337

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410337	$19,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410337. Member loan 410337 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,050 / month
Current employer:	General Dynamics	Debt-to-income ratio:	11.80%
Length of employment:	5 years 1 month	Location:	HARKER HEIGHTS, TX

Home town:	Conway
Current & past employers:	General Dynamics, US Army
Education:	University of Central Arkansas, St. Mary's University, San Antonio, Defense Language Institute

This borrower member posted the following loan description, which has not been verified:

We are looking to consolidate our debts. We are both military contractors with very stable jobs. We would like a loan to consolidate our four debts in order to make us debt-free (other than the mortgage) in three years. We have accrued these debts through graduate school expenses, moving expenses and debts from previous marriages (tile flooring for husband's former home--a floor we can't even walk on!!). We are looking to consolidate the bills, knock them out in three years and start a new financial future. We own our home, have a paid-off vehicle and we certainly are not living 'la vida loca'. We are not financially strapped monthly; we are just looking for a way to pay off our debts more efficiently with a lower interest rate.

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,844.00	Public Records On File:	0
Revolving Line Utilization:	44.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 410375

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410375	$16,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410375. Member loan 410375 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,608 / month
Current employer:	US Department of Defense	Debt-to-income ratio:	14.13%
Length of employment:	7 years 5 months	Location:	Richmond, VA

Home town:	Orange
Current & past employers:	US Department of Defense, Carpenter Co. (1992 - 1997)
Education:	Virginia Commonwealth University

This borrower member posted the following loan description, which has not been verified:

Min Amount of Loan: $10,000 Up to a maximum of: $16,000 Loan to be utilized for debt consolidate (approx. $12,000), and Orthondontic/Dentistry debt (approx. $4,000) Debt to income ratio is fairly good, as is yearly income of $91K with the Federal Government affording stability with income flow.

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	15
Revolving Credit Balance:	$11,815.00	Public Records On File:	0
Revolving Line Utilization:	67.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 411093

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411093	$8,800	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411093. Member loan 411093 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,479 / month
Current employer:	Global Payments, Inc.	Debt-to-income ratio:	4.89%
Length of employment:	6 years 3 months	Location:	ATLANTA, GA

Home town:	Denton
Current & past employers:	Global Payments, Inc., Wachovia Corp., Westinghouse Electric Supply Co. / WESCO
Education:	Texas A&M University (College Station), Georgia State University

This borrower member posted the following loan description, which has not been verified:

This loan is to help pay for my wedding expenses and a small loss in selling my house. Thanks.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,055.00	Public Records On File:	0
Revolving Line Utilization:	31.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411201

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411201	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411201. Member loan 411201 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,242 / month
Current employer:	American Eagle Outfitters Inc.	Debt-to-income ratio:	8.30%
Length of employment:	2 years	Location:	NATRONA HEIGHTS, PA

Home town:	East Pittsburgh
Current & past employers:	American Eagle Outfitters Inc., Ricoh Business Solutions
Education:	University of Pittsburgh-Johnstown

This borrower member posted the following loan description, which has not been verified:

I greatly appreciate you considering my loan request. I have been looking for something like this for the past three years. I moved to NYC right out of college to start working and found it difficult to stay on my feet. I got myself into a substanital amount of debt and now I am working to dig myself out. This loan would help me so much. Thank you!

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,880.00	Public Records On File:	0
Revolving Line Utilization:	78.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411425

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411425	$10,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411425. Member loan 411425 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	nicholsr industrial sales	Debt-to-income ratio:	3.68%
Length of employment:	10 years 6 months	Location:	Birmingham, AL

Home town:	Birmingham
Current & past employers:	nicholsr industrial sales, Nichols Industrial Sales Company Inc.
Education:	Auburn University Main Campus

This borrower member posted the following loan description, which has not been verified:

I am using this loan to convert all my credit cards into one monthly payment

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1970	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	21	Months Since Last Delinquency:	7
Revolving Credit Balance:	$6,383.00	Public Records On File:	0
Revolving Line Utilization:	30.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 411487

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411487	$14,500	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411487. Member loan 411487 was requested on June 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Spine and Pain Medicine Center	Debt-to-income ratio:	21.70%
Length of employment:	5 years	Location:	Port Richey, FL

Home town:	Bronx
Current & past employers:	Spine and Pain Medicine Center, ups, Franks Nursery and Crafts
Education:

This borrower member posted the following loan description, which has not been verified:

Hi Guys! Wanted to start out by saying I have always had good to great credit and I am very responsible about paying the bills on time, most of the time paying more than the minimum. I have been a single mom with 3 kids for 5 years now and have been able to stay ahead of the game without much or any help from my ex, unfortunately like many other folks these days, I'm beginning to become overwhelmed and I can feel it's about to cave in sometime soon. Before that happens I want to see if you would qualify me for a loan so I can throw my cuurent credit card debt which is now about 800.00 monthly, into 1 payment with a fixed monthly payment and for a set length of time instead of paying forever. I promise you will not regret giving me the opportunity to become a client of yours. Thank You

A credit bureau reported the following information about this borrower member on June 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,680.00	Public Records On File:	0
Revolving Line Utilization:	25.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411549

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411549	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411549. Member loan 411549 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Starbucks Coffee	Debt-to-income ratio:	14.66%
Length of employment:	9 months	Location:	POUND RIDGE, NY

Home town:	Chicago
Current & past employers:	Starbucks Coffee
Education:	Kendall College

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate my debt.

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	16
Revolving Credit Balance:	$11,212.00	Public Records On File:	0
Revolving Line Utilization:	35.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411759

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411759	$13,800	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411759. Member loan 411759 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,753 / month
Current employer:	RGIS Inventory Specialists	Debt-to-income ratio:	13.98%
Length of employment:	4 years 4 months	Location:	NORTH ATTLEBORO, MA

Home town:	Attleboro
Current & past employers:	RGIS Inventory Specialists, Sun Chronicle
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking for a personal loan to pay off some debt that I have and to also move into my own place. I have been with my job for 4.5 years and I have just been offered another job that I will be taking. I make my bill payments every month and would just like to have one payment instead of several. I'm just looking for someone to give me a chance.

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,670.00	Public Records On File:	0
Revolving Line Utilization:	80.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 411779

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411779	$18,250	20.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411779. Member loan 411779 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,288 / month
Current employer:	Kappa Silk Printing	Debt-to-income ratio:	15.03%
Length of employment:	5 years	Location:	BEVERLY HILLS,, CA

Home town:	korea
Current & past employers:	Kappa Silk Printing
Education:	Seoul University

This borrower member posted the following loan description, which has not been verified:

I am applying for a loan.

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$96,430.00	Public Records On File:	0
Revolving Line Utilization:	81.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	10

Member Payment Dependent Notes Series 411798

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411798	$7,400	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411798. Member loan 411798 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	E.M Vanover Piano & Performing Arts Studio	Debt-to-income ratio:	24.96%
Length of employment:	5 years	Location:	Houston, TX

Home town:	Mobile
Current & past employers:	E.M Vanover Piano & Performing Arts Studio, The Motherhood Center, Amore Medical Spa
Education:	University of St. Thomas at Houston

This borrower member posted the following loan description, which has not been verified:

We are currently in the process of trying to sell our home. We are needing some disposable income to help complete the repairs. We hope to pay this back once the home sells.

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	10
Revolving Credit Balance:	$571.00	Public Records On File:	0
Revolving Line Utilization:	6.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 411809

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
411809	$19,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 411809. Member loan 411809 was requested on June 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,975 / month
Current employer:	Bureau Veritas	Debt-to-income ratio:	10.54%
Length of employment:	3 years 11 months	Location:	BUFFALO, NY

Home town:	Ft Madison
Current & past employers:	Bureau Veritas, Delaware North Companies, Barrister Info Systems, National City Corp.
Education:	SUNY at Buffalo, Case Western Reserve University

This borrower member posted the following loan description, which has not been verified:

I will use this loan to pay off and close two revolving accounts (8k and 6k) and pay off two other debts with the rest - i have an excellent work history and excellent pmt history of all my accts for 20+ years.

A credit bureau reported the following information about this borrower member on June 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1988	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	13
Revolving Credit Balance:	$30,092.00	Public Records On File:	0
Revolving Line Utilization:	85.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 412144

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412144	$5,550	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412144. Member loan 412144 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	trader joes	Debt-to-income ratio:	16.95%
Length of employment:	7 years 2 months	Location:	BELMONT, CA

Home town:	belmont
Current & past employers:	trader joes, Longs Drug Stores
Education:	college of san mateo

This borrower member posted the following loan description, which has not been verified:

I plan on using this loan to pay off a few of credit cards I owe money on. I have been making monthly payments on all of my cards regularly. I have no negative marks and have only made a couple of late payments in the 10 years that I have had credit cards. I have never missed a payment. The cards collectively have just too high of interest rates to get anywhere with the payments I can make. The payments are always above the minimum payment its just not enough. I will of course plan on making larger than minimum payments to you as well. I plan on canceling a couple of them but not all of them because I heard that is bad for your credit. I would really appreciate this loan because I would really like to be able to start enjoying my paycheck someday instead of just paying bills and maybe one day have good enough credit to purchase a home. I have a very secure job at an extremely popular trendy inexpensive grocery store chain that continues to grow especially in these hard times. I have been there for over 7 years. I also had to move back in with my parents after a break up and have no rent to pay. I plan on staying here for at least another year. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,192.00	Public Records On File:	0
Revolving Line Utilization:	92.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412148

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412148	$6,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412148. Member loan 412148 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Hackensack Board Of Ed.	Debt-to-income ratio:	17.59%
Length of employment:	2 years	Location:	HACKENSACK, NJ

Home town:	Hackensack
Current & past employers:	Hackensack Board Of Ed.
Education:	Ramapo College of New Jersey

This borrower member posted the following loan description, which has not been verified:

Hi, me and my fiance would like to get married soon, we are very responsible on our monthly payments, the only bills that I have are very minimum, as he pays for rent and or other expenses, my credit score is over 700, these loan will mean the world to me as I will realize my dream wedding with the man I love.

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,523.00	Public Records On File:	0
Revolving Line Utilization:	54.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 412286

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412286	$3,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412286. Member loan 412286 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,917 / month
Current employer:	Sun State Builders	Debt-to-income ratio:	24.59%
Length of employment:	4 years 1 month	Location:	Tempe, AZ

Home town:	Newport Beach
Current & past employers:	Sun State Builders, DBAC, City of Newport Beach
Education:	Orange Coast College

This borrower member posted the following loan description, which has not been verified:

I am requesting a personal loan in the amount of $25,000. I have credit card debt that I would like to eliminate, especially since the two that carry high balances just notified me that they will be raising the interest rate in July. I have never been even one day late on these two cards. Currently I pay about $600 a month on various credit accounts and I determined that through a debt consolidation loan at around 11% interest for 5 years, I could pay off this debt and still be able to save half of what I am paying monthly to credit cards. I am a single woman with a good job and own a home in Arizona. The condition of the housing market in AZ is dismal and hence I cannot obtain a home equity loan to pay this debt off. I have been working for my current employer for 4 years and feel confident that my job is secure. 8 years ago I had to declare bankruptcy due to my husband's suicide. He left me with an enormous amount of debt. However, since his passing in 1999, I have purchased 2 homes. I am hoping that you will grant me this personal loan. None of my credit accounts (including my home) have been paid late. I have just let this debt get out of control and need to eliminate it all together. Thank you.

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1991	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	67
Revolving Credit Balance:	$62,265.00	Public Records On File:	1
Revolving Line Utilization:	68.50%	Months Since Last Record:	98
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 412289

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412289	$4,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412289. Member loan 412289 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	housewife	Debt-to-income ratio:	16.30%
Length of employment:	26 years	Location:	Plano, TX

Home town:	A
Current & past employers:	housewife
Education:

This borrower member posted the following loan description, which has not been verified:

Dear Sir This loan will help me in forwarding my working at getting my A.A. degree. I am working at a A.A. in American Sign Language. Thank You Mrs. Dora Harrington

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,340.00	Public Records On File:	0
Revolving Line Utilization:	78.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 412292

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412292	$22,800	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412292. Member loan 412292 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,583 / month
Current employer:	Professional Risk Management Services	Debt-to-income ratio:	15.49%
Length of employment:	3 years 3 months	Location:	SPRINGFIELD, VA

Home town:	Falls Church
Current & past employers:	Professional Risk Management Services
Education:	Georgetown University

This borrower member posted the following loan description, which has not been verified:

Hello, I am requesting this loan to pay off my credit card debt. I have two major credit cards each with interest rate at 25%. I understand that my debt to ratio is very high, but I am applying for this loan to fix that. I have successfully paid of my car loan through Pentagon Federal Credit Union. I fulfill my payments and debts. If granted the loan it will make paying off my credit card a little easier. Your consideration is greatly appreciated.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	19
Revolving Credit Balance:	$19,226.00	Public Records On File:	0
Revolving Line Utilization:	70.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 412331

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412331	$6,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412331. Member loan 412331 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,583 / month
Current employer:	n/a	Debt-to-income ratio:	17.94%
Length of employment:	n/a	Location:	WATERTOWN, CT

Home town:	waterbury
Current & past employers:	engineering & plastics
Education:

This borrower member posted the following loan description, which has not been verified:

repairs for house

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,962.00	Public Records On File:	0
Revolving Line Utilization:	40.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 412345

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412345	$7,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412345. Member loan 412345 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	U.S.P.S	Debt-to-income ratio:	17.37%
Length of employment:	4 years 2 months	Location:	North Massapequa, NY

Home town:	Pulaski
Current & past employers:	U.S.P.S, sunrise credit
Education:

This borrower member posted the following loan description, which has not been verified:

want to pay off my bills so this way i will only have one bill to pay.

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,089.00	Public Records On File:	1
Revolving Line Utilization:	13.80%	Months Since Last Record:	56
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412350

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412350	$8,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412350. Member loan 412350 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	ReachLocal	Debt-to-income ratio:	10.91%
Length of employment:	2 years 6 months	Location:	West Hills, CA

Home town:	Los Angeles
Current & past employers:	ReachLocal
Education:	University of California-Riverside (UCR)

This borrower member posted the following loan description, which has not been verified:

I have a few credit cards that I'm trying to consolidate into one payment with a relatively low interest rate. Some of them have increased their interest rates without warning and the monthly payments are not reasonable. I have a solid job and want to pay the amount down at a steady rate.

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,685.00	Public Records On File:	0
Revolving Line Utilization:	50.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412382

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412382	$10,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412382. Member loan 412382 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,500 / month
Current employer:	Papercutz, Inc	Debt-to-income ratio:	8.00%
Length of employment:	4 years	Location:	New York, NY

Home town:	Hanover
Current & past employers:	Papercutz, Inc
Education:	Syracuse University, New York University (NYU)

This borrower member posted the following loan description, which has not been verified:

This is for the company I am the CEO for: Papercutz. We presently publish such series in comics graphic novels as Nancy Drew, the Hardy Boys and Bionicle with great success. We're expanding most notably with Geronimo Stilton in comics coming this fall. Pre-orders for this new series are the best we've ever had putting our print run at 30,000 for each. You can see more about Papercutz at www.papercutz.com. Right now, however, the expansion is costing us and we are tight and in need of cash to tide us over to that launch. Papercutz has been in business for 4 years and is growing in a field that is growing quickly within publishing. I myself have a good credit rating, very little debt: only a mortgage which is less than 20% of the worth of the home it's on (at present value).

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1985	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$56,283.00	Public Records On File:	0
Revolving Line Utilization:	80.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 412471

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412471	$10,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412471. Member loan 412471 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,883 / month
Current employer:	Ambrose Employer Group	Debt-to-income ratio:	1.96%
Length of employment:	3 years 2 months	Location:	Brooklyn, NY

Home town:	New York
Current & past employers:	Ambrose Employer Group, ALS Association, Greater New York Chapter
Education:	Hampshire College

This borrower member posted the following loan description, which has not been verified:

I am currently looking to purchase a vehicle from a private party and require financing to do so. I have been working in the IT field for almost 10 years. My credit during that time has been improving every year. I have a dependable and well paying job during these uncertain times. I am single. I would rather purchase from an individual that I can get a better price from, than from a dealer.

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1983	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,127.00	Public Records On File:	1
Revolving Line Utilization:	83.70%	Months Since Last Record:	73
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412487

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412487	$2,750	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412487. Member loan 412487 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Discovery Communications	Debt-to-income ratio:	23.29%
Length of employment:	1 year	Location:	ALEXANDRIA, VA

Home town:	Tacoma
Current & past employers:	Discovery Communications, Sejersen DPS, Fuel Digital Inc
Education:	Rochester Institute of Technology (RIT)

This borrower member posted the following loan description, which has not been verified:

I am selling my car for a loss to help save money in the long run. This is the beginning of me getting my debt under control and I'm in a 2 car household that uses public transportation 95% of the time so mine is unnecessary and costing me money I don't need to spend. By saving the money of my car and insurance payments this will free up a lot of money to pay off my other debts and move toward a debt free future.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,689.00	Public Records On File:	0
Revolving Line Utilization:	99.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412529

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412529	$12,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412529. Member loan 412529 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Self-employed	Debt-to-income ratio:	22.61%
Length of employment:	5 years	Location:	COLUMBUS, OH

Home town:	Cleveland
Current & past employers:	Self-employed
Education:	Case Western Reserve University, School of Law, Universityof Rochester

This borrower member posted the following loan description, which has not been verified:

I am currently divorcing from a man with poor credit. Accordingly all of the debt is in my name.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,246.00	Public Records On File:	0
Revolving Line Utilization:	53.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 412567

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412567	$8,500	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412567. Member loan 412567 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,289 / month
Current employer:	BP America Production Company	Debt-to-income ratio:	18.87%
Length of employment:	23 years 9 months	Location:	McComb, MS

Home town:	Mccomb
Current & past employers:	BP America Production Company
Education:	Southwest Community College

This borrower member posted the following loan description, which has not been verified:

My daughter has been accepted to the Southern Medical Corporation School of Sonography in Baton Rouge Louisiana. This is a private college with tuition costing $13,000.00 Class room computers are also needed for note taking-- My husband and i are both employed with a nice income, however $13,000 in one lump sum is a little difficult. We would greatly appreciate help with this college tuition. We plan on providing the expenses for living. Sincerely, Allen Turnage

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1986	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$57,168.00	Public Records On File:	0
Revolving Line Utilization:	16.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 412583

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412583	$5,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412583. Member loan 412583 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	Princeton Animal Hospital	Debt-to-income ratio:	19.96%
Length of employment:	4 years 2 months	Location:	TRENTON, NJ

Home town:	hamilton
Current & past employers:	Princeton Animal Hospital
Education:	Mercer County Community College

This borrower member posted the following loan description, which has not been verified:

will this be a fixed rate or can you change it at any time

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,833.00	Public Records On File:	0
Revolving Line Utilization:	41.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412616

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412616	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412616. Member loan 412616 was requested on June 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Electro Industries	Debt-to-income ratio:	1.51%
Length of employment:	5 years	Location:	SAN ANTONIO, TX

Home town:	Berbice
Current & past employers:	Electro Industries
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking to be free from revolving credit card debt with high interest rates of 23% to 27%. I want to be able to pay off all my debt, knowing in 3 years I can be debt free except for my mortgage.

A credit bureau reported the following information about this borrower member on June 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,374.00	Public Records On File:	0
Revolving Line Utilization:	74.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412731

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412731	$17,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412731. Member loan 412731 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	Rotech Healthcare Inc	Debt-to-income ratio:	8.13%
Length of employment:	4 years 2 months	Location:	orlando, FL

Home town:	Valley Stream
Current & past employers:	Rotech Healthcare Inc
Education:	Hofstra University

This borrower member posted the following loan description, which has not been verified:

I am looking to pay off my credit cards and not use them anymore.. I am looking to pay this off quickly hopefully within a year. I have a great credit score and i have never missed any payments what so ever. Thank you, Christopher

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,001.00	Public Records On File:	0
Revolving Line Utilization:	3.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412736

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412736	$20,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412736. Member loan 412736 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	State of Texas Health and Human Services Commission	Debt-to-income ratio:	13.21%
Length of employment:	1 year 5 months	Location:	dripping springs, TX

Home town:	Dripping Springs
Current & past employers:	State of Texas Health and Human Services Commission
Education:	South Texas College of Law

This borrower member posted the following loan description, which has not been verified:

I am a solidly employed attorney looking to clean up ex-spouse credit card debt following 2004 divorce. My new husband, also an attorney, and I both work in high-profile legal positions with the state of Texas. We have noticed bank lender rates sky rocketing without regard to our excellent payment histories.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1987	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	36	Months Since Last Delinquency:	22
Revolving Credit Balance:	$30,058.00	Public Records On File:	1
Revolving Line Utilization:	73.70%	Months Since Last Record:	115
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 412790

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412790	$16,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412790. Member loan 412790 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	van Dijk Consultants	Debt-to-income ratio:	12.03%
Length of employment:	14 years 5 months	Location:	Pittsburgh, PA

Home town:	Rotterdam
Current & past employers:	van Dijk Consultants
Education:	Ashram College

This borrower member posted the following loan description, which has not been verified:

Expanding our acquisition of unique income producing websites with cross marketing capabilities. Seller is willing to sell website at a multiple of only .76 X cash flow. Monthly NOI around $2,200 Seller will take $20,000 for site. Seller needs cash to start another venture. We own another site that has over a million unique visitors per month that we recently acquired and this immigration (how to site) would be a great cross marketing site for us. More details with respect to our back ground can be supplied upon serious interest in working with us on this and other future projects.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1986	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,108.00	Public Records On File:	0
Revolving Line Utilization:	50.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 412805

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412805	$6,200	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412805. Member loan 412805 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Red Dog LLC	Debt-to-income ratio:	17.42%
Length of employment:	8 years	Location:	Rockport, MA

Home town:	Rockport
Current & past employers:	Red Dog LLC, Whole Foods
Education:	RI College

This borrower member posted the following loan description, which has not been verified:

I have been a business owner in the retail / wholesale coffee business for the last 8 years. The "bread and butter" for me has been in the cafe / retail side of the business. We have increased sales in all but one year since opening. Live music, art shows and book sales, sparked an 18% sales growth last year, during some tough economic times. The newest additions to our business are roasting, wholesale and event catering. Along these lines we've decided that the business is in need of a larger truck and I will be purchasing one within a few weeks. I will be trading an existing truck (Citizens Loan $8600) for a larger truck at approximately the same price. My goal is to eliminate high interest debt from three revolving accounts, IE: CitiFinancial, BofA and HSBC, before trading vehicles. The average interest on those cards is 21%. I believe that these accounts have been larger contributors to a mediocre credit score. I am new to this avenue of borrowing. While reading some of the blogging in relation to peer lending, there seemed to be an interesting range of opinion. One that caught my eye was the opinion that only credit challenged folks would opt for this method of financing. I was surprised by that opinion. In my opinion it was refreshing to see an alternative to the traditional bank approach. I'm hoping that in time, this form of lending will only add to the apparent snowballing of localism, community and grassroots momentum, developing in many other endeavors. Please let me know how I can add to this profile. Thanks

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,954.00	Public Records On File:	0
Revolving Line Utilization:	95.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 412835

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412835	$14,400	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412835. Member loan 412835 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,583 / month
Current employer:	Echostar Communications	Debt-to-income ratio:	8.63%
Length of employment:	11 months	Location:	Aurora, CO

Home town:	Hyderabad
Current & past employers:	Echostar Communications, Gartner
Education:	University of Bridgeport, CT, USA

This borrower member posted the following loan description, which has not been verified:

I was approved for this loan. Due to technical difficulties I am applying for the loan again.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	56
Revolving Credit Balance:	$6,023.00	Public Records On File:	0
Revolving Line Utilization:	20.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 412846

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412846	$4,400	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412846. Member loan 412846 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,500 / month
Current employer:	battaglia	Debt-to-income ratio:	14.09%
Length of employment:	12 years	Location:	sauk village, IL

Home town:
Current & past employers:	battaglia, 2545 s archer road
Education:	Robert Morris College

This borrower member posted the following loan description, which has not been verified:

I will be using this loan to payoff i credit card and a small loan, convert it into one montly payment.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	56
Revolving Credit Balance:	$2,759.00	Public Records On File:	0
Revolving Line Utilization:	14.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 412882

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412882	$7,200	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412882. Member loan 412882 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,750 / month
Current employer:	Wells Fargo	Debt-to-income ratio:	9.17%
Length of employment:	14 years	Location:	Mound, MN

Home town:	Boulder
Current & past employers:	Wells Fargo
Education:

This borrower member posted the following loan description, which has not been verified:

I've managed to pay down over 20K in debt in the past 3 years but now I want it in one payment. (How did I get in that much debt you ask? Ugly divorce.) I have $7200 left and I can hammer that out in the next couple of years. Your help and support would be most appreciated.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,392.00	Public Records On File:	0
Revolving Line Utilization:	47.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 412999

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
412999	$11,200	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 412999. Member loan 412999 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,750 / month
Current employer:	Service Management Group	Debt-to-income ratio:	16.42%
Length of employment:	3 years 5 months	Location:	GREENWOOD, MO

Home town:	Maywood
Current & past employers:	Service Management Group, United Services Community Action Agency
Education:	Webster University, Pittsburg State University, University of Missouri-Columbia

This borrower member posted the following loan description, which has not been verified:

I've been paying off all of my credit card payments on time. My Washington Mutual credit card was recently sold to Chase who has super high interest rates. I want to pay it off and make payments at a lower interest rate. I have a solid job and have paid my mortgage and car payments on time for at least 3 years.

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,514.00	Public Records On File:	0
Revolving Line Utilization:	82.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413010

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413010	$25,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413010. Member loan 413010 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$50,000 / month
Current employer:	Goldman Sachs Group	Debt-to-income ratio:	1.03%
Length of employment:	2 years 1 month	Location:	Chicago, IL

Home town:	St. Louis
Current & past employers:	Goldman Sachs Group, Lehman Brothers, Bank One, Household International/HSBC
Education:	University of Chicago Graduate School of Business, University of Missouri-St Louis, Olivet Nazarene University

This borrower member posted the following loan description, which has not been verified:

Last year, my brother and I started our own business based in Columbia, MO with two key business units; one line of business provides raw materials for the second line of business. The first business line is a residential/commercial tree, landscaping and lawn service. The second line of business, sells the raw materials acquired by the first line; namely wood fuel, mulch, firewood and also accepts green waste from individual consumers as well as cities and municipalities. You can visit our website at Braikbrothers.com to learn more about our company. We have been growing rapidly but, have found it difficult to access working capital by conventional measures so, decided to give this a try. I have worked in financial services for the past 13 years. I own a significant amount of residential and rural real estate with an average LTV of approximately 60%. My largest real estate holding is 365acres in rural central MO. The property is appraised at roughly $1.1MM (w/a $650k mortgage). Most local lenders are not willing to increase the LTV on this loan with cash out above 65%. My brother was the Controller/CFO of a family owned tree service in St. Louis for 6 years. During this time he gained an enormous amount of practical, hands on experience into how a successful tree service should be run. We have two certified arborists on staff. One of which is eligible to sit for the Master Arborist certification which requires being a certified arborist for at least 6 years. We have grown from 3 full-time employees when we officially began offering services in September of last year and given the demand for our services in Columbia and St. Louis, MO, currently employ 10 full-time employees. With my brother heading up the day-to-day operations, a professional and well-trained staff to complete the work and my ability to provide personal capital and access to further financing I am very bullish on the prospects for our business. As with any new business access to working capital is a key ingredient to success and I am excited by the opportunities this site may provide. I can be contacted via email (jsbraik@yahoo.com) at any time should you require additional information.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	39	Months Since Last Delinquency:	7
Revolving Credit Balance:	$26,856.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 413026

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413026	$9,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413026. Member loan 413026 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Robomodo Inc	Debt-to-income ratio:	12.71%
Length of employment:	5 months	Location:	Chicago, IL

Home town:	Seattle
Current & past employers:	Robomodo Inc, Sony, Wizards of the Coast
Education:	DigiPen Institute of Technology

This borrower member posted the following loan description, which has not been verified:

I've had a string of bad luck and big expenses recently, and the only Credit cards I have all have 20%+ APRs. The payments aren't really an issue, but since it will be several months before everything is paid off I am trying to get a lower rate. Events: 1. Recently married, and blew much of my spare liquid assets financing this. I've got three months living expenses in case I lose my job, but not enough to outright pay the costs of the other things listed here. 2. My dog's leg got broken in an accident, and getting it repaired costed substantially more than I thought possible. Most of this money is due to that. http://yfrog.com/5hn290200108286946263j a sad picture of Napoleon at the vet. 3. I was hit by an uninsured driver, and my deducitible was $1000. Additionally I had to replace two tires on my car that weren't covered by my insurance, which ran another $500.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,641.00	Public Records On File:	0
Revolving Line Utilization:	55.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 413036

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413036	$9,200	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413036. Member loan 413036 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	North County Vending	Debt-to-income ratio:	20.69%
Length of employment:	2 years 6 months	Location:	NORTH LAS VEGAS, NV

Home town:	Sacramento
Current & past employers:	North County Vending, Blockbuster Video
Education:	Sierra College

This borrower member posted the following loan description, which has not been verified:

I am looking for a loan to consolidate my debt that I have with four major credit cards. Any help would be greatly appreciated

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,473.00	Public Records On File:	0
Revolving Line Utilization:	50.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413040

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413040	$5,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413040. Member loan 413040 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	John Wiley & Sons Inc	Debt-to-income ratio:	6.40%
Length of employment:	7 years	Location:	Newburgh, NY

Home town:
Current & past employers:	John Wiley & Sons Inc
Education:	Howard University

This borrower member posted the following loan description, which has not been verified:

I'm asking for up to $12,000 to renovate and prepare one unit in my two-family home for rental. My renovation plans include: new kitchen cabinets and counters; new bathroom tile; new hardwood floor; new finished basement area to be used as storage; Unfortunately, home equity is not enough to complete project. I live in the top unit of the two-family house and plan to use rental income toward paying off the loan and home maintenance expenses.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	37
Revolving Credit Balance:	$731.00	Public Records On File:	0
Revolving Line Utilization:	14.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 413070

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413070	$3,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413070. Member loan 413070 was requested on June 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,600 / month
Current employer:	Liberty Plaza	Debt-to-income ratio:	7.35%
Length of employment:	2 years 10 months	Location:	Oakley, CA

Home town:	Oakland
Current & past employers:	Liberty Plaza
Education:

This borrower member posted the following loan description, which has not been verified:

Hello, I've been working on paying off my credit card debt for the last couple of years. Since I have automated minimum payments set up for the credit cards with a balance and I also automate other payments out of my checking account, I often find myself having a hard time gauging how much money I have available. My account has been overdrawn on occasion. This loan will allow me to pay off several cards and allow me some leeway with my monthly budgeting. In turn, this should allow me to expand my emergency fund faster and more effectively. Thanks for taking the time to read this.

A credit bureau reported the following information about this borrower member on June 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	39
Revolving Credit Balance:	$2,572.00	Public Records On File:	0
Revolving Line Utilization:	30.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413229

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413229	$15,000	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413229. Member loan 413229 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$15,000 / month
Current employer:	Novartis pharmaceuticals	Debt-to-income ratio:	9.49%
Length of employment:	3 months	Location:	Randolph, NJ

Home town:
Current & past employers:	Novartis pharmaceuticals
Education:	Hacettepe University Medicine

This borrower member posted the following loan description, which has not been verified:

Dear Sir, Madame, I want to consolidate my depths. Appreciate your help. Regards, Alaaddin

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	46
Revolving Credit Balance:	$12,108.00	Public Records On File:	0
Revolving Line Utilization:	57.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413254

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413254	$2,400	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413254. Member loan 413254 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	toolbank	Debt-to-income ratio:	24.39%
Length of employment:	5 years	Location:	ATLANTA, GA

Home town:	montgomery
Current & past employers:	toolbank, ToolBank
Education:	University of Alabama

This borrower member posted the following loan description, which has not been verified:

Thank you for considering me for this loan. I am committed to paying down my debt!

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,430.00	Public Records On File:	0
Revolving Line Utilization:	63.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 413261

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413261	$9,600	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413261. Member loan 413261 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	Scott and White Hospital	Debt-to-income ratio:	15.21%
Length of employment:	1 year	Location:	JARRELL, TX

Home town:	Glendale
Current & past employers:	Scott and White Hospital, Older Adult Services, Clinical Social Worker for Parkinson's Patients, Floral Designer
Education:	MSW - California State University-San Bernardino (CSUSB), BA - Psych -Azusa Pacific University, Citrus College, Mt. San Antonio College - Floral Design, Texas A & M University System Health Science Center

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate debt and pay for home repairs.

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	53
Revolving Credit Balance:	$6,376.00	Public Records On File:	1
Revolving Line Utilization:	18.90%	Months Since Last Record:	39
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 413305

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413305	$6,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413305. Member loan 413305 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	Bank of America	Debt-to-income ratio:	5.28%
Length of employment:	1 month	Location:	GARLAND, TX

Home town:
Current & past employers:	Bank of America
Education:	Texas A & M University at College Station

This borrower member posted the following loan description, which has not been verified:

I just graduated from Texas A&M University, and have accumulated credit card debt during the years. I am planning on paying back my loan within a 1-2 year period. I plan on paying back the loan with my salary I will be receiving from my new job at Bank of America.I am very reliable , and have paid my credit cards on time for over 5 years. Thanks, Kirubel Getachew

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,245.00	Public Records On File:	0
Revolving Line Utilization:	33.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 413452

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413452	$25,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413452. Member loan 413452 was requested on June 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$25,000 / month
Current employer:	Interactive Data Corporation	Debt-to-income ratio:	1.48%
Length of employment:	9 years	Location:	beechhurst, NY

Home town:	Palermo
Current & past employers:	Interactive Data Corporation
Education:	Pace University-New York

This borrower member posted the following loan description, which has not been verified:

I am interested in 12 to 18month loan for up to $25,000 to finish up some home improvements. My credit rating is in the high seven hundred range.

A credit bureau reported the following information about this borrower member on June 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	13
Revolving Credit Balance:	$28,367.00	Public Records On File:	0
Revolving Line Utilization:	66.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 413663

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413663	$2,400	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413663. Member loan 413663 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	indigo delivery services	Debt-to-income ratio:	1.05%
Length of employment:	10 years	Location:	north bergen, NJ

Home town:	santiago
Current & past employers:	indigo delivery services, aztec
Education:	itesa

This borrower member posted the following loan description, which has not been verified:

Hi the reason I'm requesting this money is to consolidate my credit cards at a better rate, in order to become debt free. Thank you for your interest.

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,229.00	Public Records On File:	3
Revolving Line Utilization:	30.00%	Months Since Last Record:	25
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 413666

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413666	$3,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413666. Member loan 413666 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,500 / month
Current employer:	n/a	Debt-to-income ratio:	22.27%
Length of employment:	n/a	Location:	Austin, TX

Home town:	Edinburg
Current & past employers:	General Motors
Education:	University of Texas at Austin School of Law, The University of Texas at Austin

This borrower member posted the following loan description, which has not been verified:

Money will be used for summer school expenses.

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2006	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,517.00	Public Records On File:	0
Revolving Line Utilization:	58.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413717

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413717	$9,200	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413717. Member loan 413717 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,042 / month
Current employer:	Holiday Retirement Company	Debt-to-income ratio:	14.37%
Length of employment:	1 year 1 month	Location:	Portland, OR

Home town:	Clatskanie
Current & past employers:	Holiday Retirement Company
Education:	Washington State University

This borrower member posted the following loan description, which has not been verified:

I have about 25,000 in student loans, and about 20,000 in credit card debt that accrued during college. College was tough for me, I had a long commute and worked full time in the process. I need help to consolidate all my credit card bills into one bill that I can pay off as quickly as possible. I can get loans through banks, but never enough to cover all of the balances, they will only approve 5,000 or 10,000, which doesn't help. I have a good solid job with a reputable company as a staff accountant now. Over 1 year with the company now. My credit is good. With current interest rates, my debt is diminishing at the rate of a crawl. Please help me consolidate this mess with a lower rate. Thank you.

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	36	Months Since Last Delinquency:	17
Revolving Credit Balance:	$18,653.00	Public Records On File:	0
Revolving Line Utilization:	58.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413725

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413725	$10,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413725. Member loan 413725 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Mendota Insurance Company	Debt-to-income ratio:	24.47%
Length of employment:	2 years	Location:	Minneapolis, MN

Home town:	Waupun
Current & past employers:	Mendota Insurance Company, Macy's Inc.
Education:	University of Minnesota-Twin Cities

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, I can make no excuse for the amount of credit card debt I have. I simply was not budgeting myself well right out of college, and I did not realize how far into debt I was getting myself into. I now have more income and am more responsible. While I can usually make more than the minimum payments, the interest rates are so high, I barely make a dent in my debt. Without this loan, I will not be debt free for at least 5 years, and my savings will suffer as a result. My debt is spread out over 3 high interest credit cards. If I could consolidate my debt into one payment, it would be much more manageable. I always pay my bills on time, and I now have a working budget, so I am not adding to the debt I have. I am a safe investment for you. Thank you for considering me as a borrower.

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	20
Revolving Credit Balance:	$10,193.00	Public Records On File:	0
Revolving Line Utilization:	44.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413777

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413777	$14,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413777. Member loan 413777 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Papa Architect P.c.	Debt-to-income ratio:	16.80%
Length of employment:	1 year 2 months	Location:	STATEN ISLAND, NY

Home town:	Staten Island
Current & past employers:	Papa Architect P.c., Reimans Hardware
Education:	New York Institute of Technology-Manhattan Campus

This borrower member posted the following loan description, which has not been verified:

My interest has hit 18% to 21% per card. I feel with a loan of 13% I will be saving hundreds each year and put a time on when I will be debt free. It will also be easier to make one payment instead of four.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,286.00	Public Records On File:	0
Revolving Line Utilization:	41.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 413802

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413802	$8,500	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413802. Member loan 413802 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	OCHS	Debt-to-income ratio:	18.65%
Length of employment:	5 months	Location:	WESTMINSTER, CA

Home town:	Torrance
Current & past employers:	OCHS, Boeing Company, Enterprise Rent-A-Car
Education:	ITT Technical Institute

This borrower member posted the following loan description, which has not been verified:

I am looking for a loan to consolidate my debt. I have about $5,000 in CC debt, $3,000 in Car loan and $5,000 on recent medical bill. Rather shorten my payments by consolidating my higher interest cards Thank you. I have excellent credit, checked my credit score yesterday and it was at 768

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	45
Revolving Credit Balance:	$8,730.00	Public Records On File:	0
Revolving Line Utilization:	79.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 413818

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413818	$8,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413818. Member loan 413818 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,833 / month
Current employer:	NorthPoint Lending Group, Inc.	Debt-to-income ratio:	7.91%
Length of employment:	19 years	Location:	Glenview, IL

Home town:	Evanston
Current & past employers:	NorthPoint Lending Group, Inc., WealthDiagnostics, LLC.
Education:	Southern Illinois University-Carbondale

This borrower member posted the following loan description, which has not been verified:

Have a few credit cards with rates that have recently been raised by the credit card companies. They are taking advantage of me even though all my payments have been on time. I'm looking to get out of the credit cvards and set up an installment loan of principle and interest to gradually payy off that debt. I have cash reserves which I can use to pay the debt but wish to keep these funds liquid in the event of an emergency. I am a good risk.

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$288,037.00	Public Records On File:	0
Revolving Line Utilization:	74.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 413830

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413830	$17,500	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413830. Member loan 413830 was requested on June 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,167 / month
Current employer:	Arthur Jackson Co	Debt-to-income ratio:	9.35%
Length of employment:	3 years 2 months	Location:	Philadelphia, PA

Home town:	maracaibo
Current & past employers:	Arthur Jackson Co
Education:	Saint Joseph's University

This borrower member posted the following loan description, which has not been verified:

I will pay credit cards and auto loan balances.

A credit bureau reported the following information about this borrower member on June 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,412.00	Public Records On File:	1
Revolving Line Utilization:	65.30%	Months Since Last Record:	117
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 413964

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413964	$4,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413964. Member loan 413964 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,125 / month
Current employer:	Yokohama Tire Corporation	Debt-to-income ratio:	18.15%
Length of employment:	1 year 4 months	Location:	COSTA MESA, CA

Home town:	Toledo
Current & past employers:	Yokohama Tire Corporation, Balboa Capital Corporation
Education:	University of Toledo

This borrower member posted the following loan description, which has not been verified:

The purpose of the loan is to finance a purchase of gold and silver bullion as a personal investment. Of my personal debt, approx 50% accumulated over a period of 3 years as cash contributions to my business, which failed and was dissolved in 2008. The balance represents a down payment for a car and personal purchases. The rates are low, at 4.99% for the largest and smallest balances, and 9.99% for the middle balance. They are consolidated from other cards, and my credit card companies have been diligently lowering my credit limits to match my balances as I pay them off. My credit is clean, with no history of late pays. A loan term of no more than 36 months would be preferable.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,885.00	Public Records On File:	0
Revolving Line Utilization:	34.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 413978

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413978	$21,000	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413978. Member loan 413978 was requested on June 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,583 / month
Current employer:	Verizon Business	Debt-to-income ratio:	13.61%
Length of employment:	10 years	Location:	COLUMBIA, MD

Home town:	Landstuhl
Current & past employers:	Verizon Business, United States Air Force
Education:	University of Maryland-University College

This borrower member posted the following loan description, which has not been verified:

Looking to roll all my debt into one monthly payment. I am currently an employee with Verizon Business as an Engineer and has been with the company for 10 years.

A credit bureau reported the following information about this borrower member on June 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	24
Revolving Credit Balance:	$9,090.00	Public Records On File:	0
Revolving Line Utilization:	72.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 413989

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413989	$25,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413989. Member loan 413989 was requested on June 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$26,000 / month
Current employer:	Johnson's Service Group	Debt-to-income ratio:	4.40%
Length of employment:	4 years	Location:	Irving, TX

Home town:	Glendale
Current & past employers:	Johnson's Service Group, Butler Internationa
Education:	Boalt Hall School of Law, UC Berkeley

This borrower member posted the following loan description, which has not been verified:

I am in need of cash to put down on a purchase of an apartment with low risk and huge returns, maybe opportunity of a lifetime and can possibly retire on this deal. Due to the current economic condition the seller is lowering they price by 7 million in order to liquidate their assets and we are looking to raise the down payment. This is an instant yield and value play. I am trying to get to $200K and anything will help. I need this within 15 to 20 days. Interest rate is no issue at this time. I need to get into this deal no matter what. Thanks for your help.

A credit bureau reported the following information about this borrower member on June 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,599.00	Public Records On File:	0
Revolving Line Utilization:	26.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 413990

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
413990	$8,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 413990. Member loan 413990 was requested on June 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Northwest Acc Dist.	Debt-to-income ratio:	6.88%
Length of employment:	3 years 3 months	Location:	Auburn, WA

Home town:
Current & past employers:	Northwest Acc Dist.
Education:	Renton Technical College, Rockwell Institute

This borrower member posted the following loan description, which has not been verified:

Hi there! The purpose of my request is to allow for consolidation of my existing debt. The amount I am requesting will be used to payoff balances and consolidate to one payment as it would be a lot easier to manage and pay down faster as a whole. I am a great candidate for this loan because I have excellent repayment history (never late), established credit history (11 years), a good credit score, gainfully employed and also have a side business. I have used my credit responsibly and would like to paydown my balances as I look to the future. I would rather go with peer to peer lending as I believe the interest rates are better. Also, I would rather give back to individual investors than banks because I now believe this is a better way to do business.

A credit bureau reported the following information about this borrower member on June 7, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,760.00	Public Records On File:	0
Revolving Line Utilization:	66.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414021

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414021	$6,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414021. Member loan 414021 was requested on June 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Retired	Debt-to-income ratio:	22.03%
Length of employment:	6 years	Location:	Leesburg, VA

Home town:
Current & past employers:	Retired
Education:

This borrower member posted the following loan description, which has not been verified:

None

A credit bureau reported the following information about this borrower member on June 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1978	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$58,780.00	Public Records On File:	0
Revolving Line Utilization:	75.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414048

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414048	$15,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414048. Member loan 414048 was requested on June 7, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	self	Debt-to-income ratio:	3.05%
Length of employment:	4 years 8 months	Location:	Madison, WI

Home town:	Menomonie, WI/Minneapolis
Current & past employers:	self, Goblin Fern Press, BestMark Inc., Victorian Gardens, The Greener Side, Metro Video Productions, self - house cleaning in New York and Virginia 1996-1998, Colonial Williamsburg, Protemps, Byrnes Message Bureau
Education:	University of Wisconsin-Eau Claire, University of Arizona, Madison Area Technical College

This borrower member posted the following loan description, which has not been verified:

Thank you so much for investing in me! I'm a single, full-time, sole-parenting mom of a young son, unexpectedly divorced and struggling. In order to have as much time as possible with him, I clean houses. But now that he's in grade school, I need to start something new, something better. I have several business ideas but no financial room to do anything other than survive week to week. And in this economy, that's getting more and more difficult to do. With this loan, I'll have the breathing room in my finances to get credit cards paid off, set aside an emergency fund and start my new business(es). I'm so excited! Again, thank you for helping to make our lives easier while I work to make our lives better. Sara

A credit bureau reported the following information about this borrower member on June 7, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,690.00	Public Records On File:	0
Revolving Line Utilization:	34.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414110

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414110	$1,700	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414110. Member loan 414110 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,167 / month
Current employer:	Ryan Alternative Staffing	Debt-to-income ratio:	10.11%
Length of employment:	9 months	Location:	boardman, OH

Home town:	Phoenix
Current & past employers:	Ryan Alternative Staffing, Steel Valley Signs, PetSmart
Education:	DeVry University- Arizona, DeVry University - Ohio

This borrower member posted the following loan description, which has not been verified:

I am a 31 year old college student seeking a degree in Computer Information Systems with a focus on Electronic Medical Record and Health Care Systems. I am currently a College Junior with less than 40 credit hours left to complete in order to graduate. I am currently an intern for GBS corp and work in the development and customer support for NextGen medical record software. I plan on using this loan to expedite my last three semesters at DeVry University, by covering the added cost of additional credit hours. I plan on using the loan to purchase additional software, hardware, books, and supplies that will be necessary to complete senior level projects and classes. I believe I am a good candidate for this loan, because I am employed and have a strong desire to build and maintain a high credit rating. I also believe I am a good candidate because of the potential first year earnings that my degree will yield. I am applying for this loan, because my current lender no longer offers private student loans for DeVry University.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	35
Revolving Credit Balance:	$2,246.00	Public Records On File:	0
Revolving Line Utilization:	97.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 414134

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414134	$7,800	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414134. Member loan 414134 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,083 / month
Current employer:	guardian	Debt-to-income ratio:	8.82%
Length of employment:	7 years 7 months	Location:	WEST LIBERTY, KY

Home town:
Current & past employers:	guardian
Education:

This borrower member posted the following loan description, which has not been verified:

my name is randy bailey i'm building a back porch for home. i need borrow the money for materials such as gravel concret lumber and roofing materials.i work every day and i pay my bills.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,288.00	Public Records On File:	0
Revolving Line Utilization:	56.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 414145

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414145	$21,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414145. Member loan 414145 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,750 / month
Current employer:	Republice Airways, Shuttle America	Debt-to-income ratio:	11.95%
Length of employment:	5 years 6 months	Location:	Pickerington, OH

Home town:	Denver
Current & past employers:	Republice Airways, Shuttle America, The Childrens Hospital of Denver, Great Lakes Airlines, Aircastle International Jet Charter
Education:	University of North Dakota, Metropolitan State College of Denver

This borrower member posted the following loan description, which has not been verified:

I have a three year old beautiful home. I love upgrading and making my home my life. It has become a true hobby. My next task is to finish the basement. To do this the right way and to not drag the project on for years, I need help with funding the project.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,395.00	Public Records On File:	0
Revolving Line Utilization:	40.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 414189

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414189	$13,500	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414189. Member loan 414189 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Clean Harbors	Debt-to-income ratio:	9.18%
Length of employment:	6 years 2 months	Location:	HAMPTON, VA

Home town:	Hampton
Current & past employers:	Clean Harbors
Education:	Thomas Nelson Community College

This borrower member posted the following loan description, which has not been verified:

Chase bought my Washington Mutual account and raised my rate! I just want a three year loan to just pay off the account with a lower rate than 14%

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,075.00	Public Records On File:	0
Revolving Line Utilization:	57.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 414203

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414203	$3,400	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414203. Member loan 414203 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	gibson guitar	Debt-to-income ratio:	13.31%
Length of employment:	2 years 6 months	Location:	AUSTIN, TX

Home town:	Conroe
Current & past employers:	gibson guitar, Entercom Radio
Education:	Texas State University-San Marcos

This borrower member posted the following loan description, which has not been verified:

I need this loan to further my education in the business world. I am a college graduate and just getting some specialty certifications so I can take the next step in my career.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,474.00	Public Records On File:	0
Revolving Line Utilization:	63.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 414233

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414233	$4,800	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414233. Member loan 414233 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Shelby County Commission	Debt-to-income ratio:	15.32%
Length of employment:	2 years 3 months	Location:	Birmingham, AL

Home town:	Birmingham
Current & past employers:	Shelby County Commission, Wattstopper/ Legrand North America
Education:	Auburn University Main Campus

This borrower member posted the following loan description, which has not been verified:

Seeking to pay-off credit card & replace with installment loan at attractive rate.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	52
Revolving Credit Balance:	$52,275.00	Public Records On File:	0
Revolving Line Utilization:	33.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414257

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414257	$3,600	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414257. Member loan 414257 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$2,899 / month
Current employer:	Day & Night Daycare and Preschool	Debt-to-income ratio:	1.17%
Length of employment:	4 years 4 months	Location:	Virginia Beach, VA

Home town:	Wyckoff
Current & past employers:	Day & Night Daycare and Preschool
Education:	Ramapo High School - New Jersey, Sweet Briar College - Class of 2000, finished 1 year, Northern Virginia Community College - summer 97, Tidewater Tech - Dental Assistant, Tidewater Community College - Associates Degree

This borrower member posted the following loan description, which has not been verified:

I would like to use this loan to get at least a full month ahead of my bills. I am a recently separated (Jan 2007) single Mom of four (ages 10, 9, 6 & almost 3 years). I will be 32 this November. We relocated from Washington (where he is from) to Virginia (my entire family is on the east coast and I have a stronger support system here between my friends & church family). Getting re-established has been harder than expected. The $3600 loan will make a direct deposit of approximately $3400 into my account. I plan on paying two months worth of rent upfront so that I get breathing room on the rent, the remaining smaller bills will be paid a month in advance and the remainder will be put in my bank account to not only pay on this loan but also accrue interest for any emergencies. In the past 8 years I had always managed to stay ahead of the bills. Before then I was stupid & my credit rating reflects that. I turned 25 in 2002, found myself under a stack of bills, expecting my 3rd daughter and decided I needed to grow up. I learned that borrowing from Peter to pay Paul was the wrong way to go. I found that paying ahead was easier than waiting for the bills to become due & the breathing room was awesome. There is nothing better than the peace you feel when the bills are paid & you do not have to worry about them. I am looking forward to being ahead again. My credit score is 626 & the only lines of credit that are open are my student loan (consolidated), an empty Victorias Secret card & an empty JCPennys card. My credit started in 1997 with my first apartment. I'm not only a mother of 4 but I am also an in-home childcare provider. I have been a provider since February 2005. I am only able to care for 5 children (not including my own) so it limits the income a bit but I still get by. I currently have all five spots filled. I have started taking children in the evenings and during the weekends to make extra money - its the great thing about working for oneself, if you put in extra hours, you get "overtime" :) I would like to have this breathing room, not just for myself but for my daughters as well. We are getting really close to the older three getting out of school for the summer & although I am scheduled for a paid week off, I do not know how I am going to afford to do anything with them if I am constantly worried about the bills. I think it is the stress of moving back to a one-income family. The court ordered child support I receive ($516/mo from my first husband) is direct deposited by Child Support Enforcement. I get it now every month without fail. Please help me get that breathing room again. Thank you in advance. Here are my expenses, income and expected amount I can pay back monthly. I intend to pay this loan off by the end of the year with a lump sum child support arrearage payment (about $10,000) that should be to me within the next six months - once his tax return is intercepted. Monthly net income: $ 2676.00 (including court ordered child support of $516/month) Monthly expenses: $1827 Rent: $ 1250 Renters & Car Insurance: $ 75 Power: $ 146 Phone, cable, internet: $ 171 (includes cell phone) Food, entertainment: $ 50 (we receive food stamps but the $50 reflects the possibility of drive-thru, pizza or an occasional movie) Clothing, household expenses $ 100 (incl. misc) Credit cards and other loans: $0 (JC Penny & Victoria Secret have both been paid off and removed from my wallet) Student Loan: $35 That leaves $849/mo to pay back the loan. Please consider us. Thanks.

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	19	Months Since Last Delinquency:	7
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414320

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414320	$6,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414320. Member loan 414320 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	W South Beach	Debt-to-income ratio:	9.81%
Length of employment:	2 years 6 months	Location:	Miami, FL

Home town:
Current & past employers:	W South Beach
Education:

This borrower member posted the following loan description, which has not been verified:

Personal loan/consolidation of bills

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2006	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$147.00	Public Records On File:	0
Revolving Line Utilization:	2.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414374

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414374	$15,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414374. Member loan 414374 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$12,000 / month
Current employer:	Nicene Brands	Debt-to-income ratio:	24.05%
Length of employment:	2 years 2 months	Location:	SAINT LOUIS, MO

Home town:	St Louis
Current & past employers:	Nicene Brands, Bank of America Corp.
Education:	St Louis University

This borrower member posted the following loan description, which has not been verified:

I am applying for this loan, to consolidate my debt. After approval of this loan, I will be paying off the remiander of my car loan balance and all my credit car balances. I anticipate early repayment of this loan, with a performance bonus.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,415.00	Public Records On File:	0
Revolving Line Utilization:	27.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 414409

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414409	$6,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414409. Member loan 414409 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,717 / month
Current employer:	Perot Systems	Debt-to-income ratio:	21.17%
Length of employment:	2 years 7 months	Location:	Plano, TX

Home town:	Elizabeth City
Current & past employers:	Perot Systems, Univeristy of South Florida, Florida Blood Services, U.S. Navy
Education:	University of Phoenix-Online Campus, Southern College of Optometry

This borrower member posted the following loan description, which has not been verified:

This is a loan to allow my wife to obain a degree and improve her job prospects. This will improve the family income and allow us to pay off debts faster

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	52
Revolving Credit Balance:	$34,866.00	Public Records On File:	0
Revolving Line Utilization:	70.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 414410

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414410	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414410. Member loan 414410 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Technica	Debt-to-income ratio:	2.56%
Length of employment:	8 months	Location:	EL PASO, TX

Home town:
Current & past employers:	Technica, Don Beyer Volvo
Education:	EPCC

This borrower member posted the following loan description, which has not been verified:

My husband and I would like to borrow the money in order to make a few home improvements so we can put the house on the market. We intend to repay the loan in full in 3-4 months. We believe that we are good candidates since the last time we borrowed $12,000, we repaid it in one year.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$473.00	Public Records On File:	0
Revolving Line Utilization:	1.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414452

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414452	$4,800	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414452. Member loan 414452 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,442 / month
Current employer:	rr donnelley hoechstetter plant	Debt-to-income ratio:	18.65%
Length of employment:	14 years 1 month	Location:	pittsburgh, PA

Home town:	Mt. Cisco
Current & past employers:	rr donnelley hoechstetter plant
Education:	Thiel College

This borrower member posted the following loan description, which has not been verified:

Money will be used to consolidate at hopefully a better rate

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,224.00	Public Records On File:	1
Revolving Line Utilization:	40.20%	Months Since Last Record:	100
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 414465

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414465	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414465. Member loan 414465 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Sidney B Bowne and Son	Debt-to-income ratio:	14.63%
Length of employment:	10 years 1 month	Location:	LINDENHURST, NY

Home town:	Brookhaven
Current & past employers:	Sidney B Bowne and Son, Cablevision Systems
Education:	Stony Brook University

This borrower member posted the following loan description, which has not been verified:

I need to consolidate credit card debt into 1 simple payment a month with a fixed rate. I have held a job for 10 years and haven't missed any payments during that time. I've owned a BMW(Paid 35000 at end of loan) which i paid 600 payment per month for five years. The simple payment will keep the rate from fluctuating. I would like to pay back the loan over preferably a 5 year period but am willing to go shorter if so desired by lender.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,585.00	Public Records On File:	0
Revolving Line Utilization:	60.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414469

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414469	$5,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414469. Member loan 414469 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Global Aeronautica	Debt-to-income ratio:	4.11%
Length of employment:	1 month	Location:	Mount Pleasant, SC

Home town:	Cortland
Current & past employers:	Global Aeronautica, Behr Heat Transfer
Education:	Northern Arizona University, The Citadel

This borrower member posted the following loan description, which has not been verified:

I am putting $5k down and would like to borrow the other $5k for a new AC unit in my home. My credit is rated excellent.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1988	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,186.00	Public Records On File:	0
Revolving Line Utilization:	3.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414481

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414481	$3,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414481. Member loan 414481 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,860 / month
Current employer:	Ahwatukee Plastic Surgery	Debt-to-income ratio:	1.22%
Length of employment:	1 year	Location:	PHOENIX, AZ

Home town:	Phoenix
Current & past employers:	Ahwatukee Plastic Surgery, Clinical Associates in Internal Medicine
Education:	Phoenix College

This borrower member posted the following loan description, which has not been verified:

I would like to pay off my small bills and take some classes to expand my career knowledge. I believe I am a great canidate for this loan because I have a great payment history for my other bills and I besides rent, I don't have any major monthly bills.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	23
Revolving Credit Balance:	$443.00	Public Records On File:	0
Revolving Line Utilization:	15.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 414513

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414513	$10,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414513. Member loan 414513 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,583 / month
Current employer:	EMC	Debt-to-income ratio:	5.99%
Length of employment:	4 years 6 months	Location:	New York, NY

Home town:	Pittsburgh
Current & past employers:	EMC, ESS
Education:	University of Pittsburgh

This borrower member posted the following loan description, which has not been verified:

The intent of this loan is to consolidate (3) credit cards to simplify my payment process and hopefully attain a better rate at the same time.

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	27
Revolving Credit Balance:	$6,204.00	Public Records On File:	0
Revolving Line Utilization:	27.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 414516

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414516	$6,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414516. Member loan 414516 was requested on June 8, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,149 / month
Current employer:	charles schwab and co	Debt-to-income ratio:	9.52%
Length of employment:	9 years 11 months	Location:	pasadena, CA

Home town:	sierra madre
Current & past employers:	charles schwab and co
Education:	ucla

This borrower member posted the following loan description, which has not been verified:

looking to finance laptop and books for school

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$831.00	Public Records On File:	0
Revolving Line Utilization:	1.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 414574

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414574	$15,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414574. Member loan 414574 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,917 / month
Current employer:	Maslow Media	Debt-to-income ratio:	16.89%
Length of employment:	6 years 3 months	Location:	Mount Vernon, NY

Home town:	Brooklyn
Current & past employers:	Maslow Media
Education:

This borrower member posted the following loan description, which has not been verified:

Almost two years ago, I took out a $20,000 loan with Bank of America to consolidate my high interest credit cards. At the time I had just purchased my condo (1st time home buyer) and I needed to renovate and furnish my new home. After almost 18 months of on time payments and extra payments totaling over $10,000, Bank of America refuses to lower my 18.99% interest rate and I've only made a $5000 dent in the principal. They say I'm a risk because of too much unsecured debt. I have 42 payments left on thsi loan and I would like to get a much better interest rate at 36 months. If I can save 2 points on a 3 year loan, it will save me about $3000. Please help. Thanks Mike

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1970	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$71,663.00	Public Records On File:	0
Revolving Line Utilization:	83.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 414578

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414578	$7,750	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414578. Member loan 414578 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,667 / month
Current employer:	retired	Debt-to-income ratio:	20.82%
Length of employment:	n/a	Location:	Little Canada, MN

Home town:	St. Paul
Current & past employers:	retired, we owned a small business
Education:

This borrower member posted the following loan description, which has not been verified:

Hello there, I am just looking for a loan to help cover some of the cost of my daughter's wedding. She lost her son in a car accident so there were unexpected cost there as well. I want to pay off some accounts and get a couple of other things accomplished (bills). My daughter is the youngest of my eight children to be married and I wanted to be able to help her. It was very important to me. I have worked hard my entire life to pay all my bills in a timley manner. I have been in many different financial situations, we've had a little money, a company that we started together, then my husband passed away and we sold the company to our son. Now I'm just retired and am set in a good place in my financials. I own my home and my car. I think if you look you will notice that I have been a timley payer on all my obligations and will continue to do so. Thank you for your time and consideration!!

A credit bureau reported the following information about this borrower member on June 8, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1984	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,254.00	Public Records On File:	0
Revolving Line Utilization:	44.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 414668

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414668	$14,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414668. Member loan 414668 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,490 / month
Current employer:	N/A retired	Debt-to-income ratio:	9.96%
Length of employment:	n/a	Location:	Bisbee, AZ

Home town:	Hopewell
Current & past employers:	N/A retired, AcccentCare, U. S. Marine Corp., UPS/Sonic Air, Zoeco Antiques/ part owner
Education:	U of Arizona

This borrower member posted the following loan description, which has not been verified:

CNN Money rates Mazatlan as one of the top places to invest. We found a house here we can get for $50,000 and have $25.,000. We also have a house valued at $200,000 in Arizona but with the prevailing economic situation, do not want to put it on the market for a year or two. We spend 6 months of the year here and 6 months in the states, due to the ease of living on our incomes. We also have a very valuable piece of art by a well known artist throughout the world which we are contemplating taking to New York in August for auction at Christie's. In the meantime, we are somewhat strapped for additional cash and hoped this would be a viable place to look. Our credit score is quite good. Thank you. John Hampton Posner

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	3
Revolving Credit Balance:	$37,531.00	Public Records On File:	0
Revolving Line Utilization:	2.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 414670

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414670	$6,400	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414670. Member loan 414670 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,602 / month
Current employer:	Smiths	Debt-to-income ratio:	23.83%
Length of employment:	3 months	Location:	LAS VEGAS, NV

Home town:	Las Vegas
Current & past employers:	Smiths, Albertsons, Great Basin Beverage
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to considate my credit cards in order to reduce the interest rates.

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,729.00	Public Records On File:	0
Revolving Line Utilization:	64.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414690

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414690	$22,500	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414690. Member loan 414690 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,917 / month
Current employer:	Credit Suisse	Debt-to-income ratio:	15.11%
Length of employment:	18 years 10 months	Location:	New York, NY

Home town:	Flushing
Current & past employers:	Credit Suisse, Salomon Brothers
Education:	SUNY at Stony Brook

This borrower member posted the following loan description, which has not been verified:

I am currently looking to receive this loan to pay off a credit card i currently have at a rate of 29.9%. With the money saved by this loan i plan to pay down other cards I have. I have always paid my bills on time and in almost 20 years of reporting to credit agencies there is not a record of any late or missed payment. I am currently able to make payments at this high rate so there will be no issue whatsoever making payments a lower rate. Please feel free to forward any questions. Thank you for the assistance and opportunity to be a member.

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1993	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$229,400.00	Public Records On File:	0
Revolving Line Utilization:	94.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414714

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414714	$12,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414714. Member loan 414714 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,220 / month
Current employer:	DRS Power & Control Technologies, Inc.	Debt-to-income ratio:	14.47%
Length of employment:	7 years 5 months	Location:	Milwaukee, WI

Home town:	Sussex
Current & past employers:	DRS Power & Control Technologies, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Like many other credit card users, I had my three medium-rate cards shifted to maximum interest when the economic downfall hit banks and credit card companies. My previous APRs of 9.99, 11.99, and 18.99 have been increased to 24.24, 29.99, and 29.99 respectively. Having cut all frivolous/big travel/impetuous youthful spending out of my life (and physically cut up the cards themselves!), I am already on the right track to pay off all of my credit card debt entirely in the next few years. However, the doubling of those interest rates has put an even bigger dent in my monthly payments. I'm not having any trouble meeting minimums (I try to pay at least $100 more than the minimum every month), but paying $300+ per month in interest alone makes me feel faint whenever I think about it. Also, I would like to buy a house sometime in the next 3-4 years, so getting my debt taken care of sooner than later has become the top priority in my life. I have never lacked full-time employment and have been at the same job for the past 7.5 years. Save one small medical bill nearly ten years ago, I have never been so much as a minute late with a credit card, loan, or bill payment. I would much rather have a private citizen earn money from the interest that I would pay on a personal loan than to keep shoveling hundreds of dollars into banks (TARP recipients, no less). It would also be very helpful to automatically have one giant payment withdrawn on one date instead of having to schedule several smaller payments on different due dates. With my current financial situation, depending on the interest rate, I should be able to pay off this loan in a year and a half or less. Thanks so much for any help you could provide with this request.

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,913.00	Public Records On File:	0
Revolving Line Utilization:	69.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414728

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414728	$3,600	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414728. Member loan 414728 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Ability Beyond Disability	Debt-to-income ratio:	0.52%
Length of employment:	9 years 10 months	Location:	DANBURY, CT

Home town:	Bridgeport
Current & past employers:	Ability Beyond Disability
Education:	Western Connecticut State University

This borrower member posted the following loan description, which has not been verified:

I will be using this loan to pay for a move from Connecticut to Baltimore. I am a 32 year old new graduate registered nurse. I have secured a job down there and will be moving in a month to begin my career. I have good credit and I am a very stable and realistic person who has held the same job for the past 9 years. I worked full time while I went to nursing school for the past 4 years. I will be using the money from this loan to be able to afford the cost of moving and the initial start-up cost of getting an apartment.

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$619.00	Public Records On File:	0
Revolving Line Utilization:	4.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414732

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414732	$17,800	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414732. Member loan 414732 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Chelsea Piers	Debt-to-income ratio:	2.32%
Length of employment:	4 years 9 months	Location:	NY, NY

Home town:	Saint Paul
Current & past employers:	Chelsea Piers, Private Instructor - self employed
Education:	Providence College

This borrower member posted the following loan description, which has not been verified:

This would be a loan to pay off existing credit card debt acquired from payment I made on an educational course, The Connecticut School of Broadcasting. I put the tuition fee on two different credit cards.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,945.00	Public Records On File:	0
Revolving Line Utilization:	24.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414860

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414860	$9,000	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414860. Member loan 414860 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,042 / month
Current employer:	MIRO PRODUCTIONS, INC	Debt-to-income ratio:	18.66%
Length of employment:	7 years 4 months	Location:	MIAMI, FL

Home town:	CUBA
Current & past employers:	MIRO PRODUCTIONS, INC
Education:	N/A

This borrower member posted the following loan description, which has not been verified:

i whant to get marriage and not to used my savings

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	19
Revolving Credit Balance:	$14,301.00	Public Records On File:	0
Revolving Line Utilization:	59.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 414951

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414951	$8,500	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414951. Member loan 414951 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,250 / month
Current employer:	Women's Prison Association	Debt-to-income ratio:	19.42%
Length of employment:	2 years 3 months	Location:	Bronx, NY

Home town:	Bronx/ Bronx
Current & past employers:	Women's Prison Association, MIC-Women's Health Services
Education:	CUNY Borough of Manhattan Community College, CUNY Lehman College

This borrower member posted the following loan description, which has not been verified:

I am a college student that is in need of a loan that will provide better refinacing then my credit cares rate. I work full time but do not make enough to clear my credit cares. I would just like to make one monthly payment to one place.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,920.00	Public Records On File:	0
Revolving Line Utilization:	72.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414952

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414952	$5,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414952. Member loan 414952 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,343 / month
Current employer:	Parkway Bank	Debt-to-income ratio:	10.57%
Length of employment:	2 years 6 months	Location:	Chicago, IL

Home town:	Chicago
Current & past employers:	Parkway Bank
Education:	Northeastern University

This borrower member posted the following loan description, which has not been verified:

I work a fulltime job and I am also a full time student. I need the money to buy myself a bigger car because I am expecting my second child, and to pay off an existing car accident devt that I have pending. I want to make one payment a month and focus on just that one payment rather than making mulitple smaller payments. My credit is in good standing. I am asking for a reasonable price. I have $5,000.00 balances before and always paid on time and paid in full before the term is over! I just need to have a fresh start! I need this car because my car is giving me too many problems, and with a baby on the way I rather save money for the baby rather than putting money on a broken down vechile. Plus, I would like to get rid of debt I have with the accident because it is something I just want off my back!

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,308.00	Public Records On File:	0
Revolving Line Utilization:	40.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414971

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414971	$4,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414971. Member loan 414971 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Publix Super Markets	Debt-to-income ratio:	24.54%
Length of employment:	1 year 10 months	Location:	Gainesville, FL

Home town:	Miami Beach
Current & past employers:	Publix Super Markets
Education:	University of Florida

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit card balances into one loan that is at a reasonable, fixed interest rate (14% and under). Credit card rates fluctuate and are based on the prime rate, not fixed. I have been making good credit card payments and have never missed a payment. My credit score is great, dampened only by the fact that I am only 22 years old. Aside form that, I have been using credit lines and have never missed a payment in the 4 years as a credit using adult. I have significant assets in real estate but they are not liquid enough to be able to use to pay off my credit cards and most banks refuse to use real estate as collateral. I am also a 2009 college graduate and have a steady job that I have had for the last 2 years. I have been promoted with pay raise and am scheduled for another in the next couple of months. In summation, I have the net assets to liquidate my debts but I would rather refinance at a lower, fixed rate so that I can save time and possibly money.

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,460.00	Public Records On File:	0
Revolving Line Utilization:	71.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 414995

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414995	$10,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414995. Member loan 414995 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,750 / month
Current employer:	Attorney's Title Insurance Fund Inc	Debt-to-income ratio:	3.89%
Length of employment:	3 years	Location:	DUNEDIN, FL

Home town:	Bethlehem
Current & past employers:	Attorney's Title Insurance Fund Inc
Education:

This borrower member posted the following loan description, which has not been verified:

I'm hoping to consolidate my credit card bills to move forward and get out of debt. I go to work every day, and get paid bi-weekly. I'd like to be able to pay one bulk payment rather than various little ones. I'd hope to avoid the penalty of high interest rates by doing this.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,090.00	Public Records On File:	0
Revolving Line Utilization:	29.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 415071

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415071	$16,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415071. Member loan 415071 was requested on June 9, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Marfork Processing	Debt-to-income ratio:	17.16%
Length of employment:	15 years	Location:	Bolt, WV

Home town:	Webster Springs
Current & past employers:	Marfork Processing
Education:	West Virginia University at Parkersburg

This borrower member posted the following loan description, which has not been verified:

I am requesting a loan to pay a high balance credit card to hopefully get a better rate.

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,306.00	Public Records On File:	1
Revolving Line Utilization:	70.20%	Months Since Last Record:	11
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 415129

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415129	$7,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415129. Member loan 415129 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	East West Bank	Debt-to-income ratio:	18.35%
Length of employment:	4 years 1 month	Location:	El Monte, CA

Home town:	Saigon
Current & past employers:	East West Bank, Far East National Bank
Education:	California State University-Los Angeles (CSULA)

This borrower member posted the following loan description, which has not been verified:

Hi, I recently opened my Chase Credit Card (formerly WAMU) statement and saw that my interest rate had sky rocket to an overall rate of 27%. I don't know how this happened but eversince WAMU was brought by Chase, my interest kept on increasing from month to month. I currently owed about $7,200.00 from my May 2009 statement. I'm hoping to get a loan so I can reduce my finance charges to pay off this card faster. I have other credit cards but their rates ranges from 2.99% to 10%(sears credit card). I just learned of this website over the weekend from a good friend. Since I can recall, I always held a job for long periods of time. Since I became a father 4 years ago, my priorities have changed and I've been trying to pay off all my credit card bills but it's been extremely tough. I never thought having a baby can be this expensive but like I said I'm determine to change my life around and to try to get rid of all my credit card bills. I'm a honest person just living paycheck to paycheck right now so anything I can do to save a little money will help a lot to reduce my bills faster. I've been working eversince I was in Junior High School cleaning classrooms in the summer for extra spending money and working weeknights and weekends to support myself. So if anyone can loan me the money, I would really appreciate it and hopefully I can do the same for others when my situation improves after paying my bills off.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,197.00	Public Records On File:	0
Revolving Line Utilization:	95.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 415265

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415265	$9,600	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415265. Member loan 415265 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,100 / month
Current employer:	Lodge Manufacturing Company	Debt-to-income ratio:	11.93%
Length of employment:	5 years	Location:	Ringgold, GA

Home town:	Chattanooga
Current & past employers:	Lodge Manufacturing Company
Education:	The University of Tennessee-Chattanooga

This borrower member posted the following loan description, which has not been verified:

My wife and I are resolved to payoff all our credit card debt and to stop using credit cards. We have paid off a portion of our total credit card debt over the years, and we need a little help to pay it all off. My wife and I are both employed full-time. I have been at my job for five (5) years and she has been at hers for two (2) years. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	53
Revolving Credit Balance:	$10,928.00	Public Records On File:	0
Revolving Line Utilization:	39.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415281

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415281	$9,200	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415281. Member loan 415281 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,377 / month
Current employer:	US Postal Service	Debt-to-income ratio:	19.63%
Length of employment:	21 years 6 months	Location:	ATHENS, AL

Home town:	Huntsville
Current & past employers:	US Postal Service, US Army - Redstone Arsenal
Education:

This borrower member posted the following loan description, which has not been verified:

I want this money to have new carpet and hardwood floors installed, new windows, etc. I am a very reliable person. I have always paid my debts and paid them on time. I have a secure job. You will never have to worry about my payment.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,492.00	Public Records On File:	0
Revolving Line Utilization:	16.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415313

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415313	$21,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415313. Member loan 415313 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,416 / month
Current employer:	San Bernardino County	Debt-to-income ratio:	15.58%
Length of employment:	3 years	Location:	REDLANDS, CA

Home town:	Guadalajara
Current & past employers:	San Bernardino County, Burbank Airport, CA., Disneyland Resort, CA
Education:	Cal State Los Angeles, Orange Coast College

This borrower member posted the following loan description, which has not been verified:

I intend to use my loan to zero my two credit cards, line of credit, and a personal loan. I intend to cancel all but one credit card and close my line of credit. I would like to reduce my remaining credit card to a limit of less than $1000.00 for emergency purposes. At this time I can meet all of my monthly debt, but I cannot get ahead with the given interests. I have a 4 year degree in Aviation Management and I currently work for San Bernardino County Airport in California. I rent a room in a home and I have one dependant that currently lives abroad. I work full time and my employer offers me plenty of overtime a month. I currently live alone and I do not live an extravagant lifestyle.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,826.00	Public Records On File:	0
Revolving Line Utilization:	78.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415315

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415315	$4,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415315. Member loan 415315 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,167 / month
Current employer:	Best Buy	Debt-to-income ratio:	8.23%
Length of employment:	2 years 6 months	Location:	Windham, NH

Home town:	Boston
Current & past employers:	Best Buy
Education:	University of South Florida, Merrimack College, University of New Hampshire-Main Campus (UNH)

This borrower member posted the following loan description, which has not been verified:

For a 2004 Honda CBR 600 F4i

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,347.00	Public Records On File:	0
Revolving Line Utilization:	79.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 415351

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415351	$6,400	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415351. Member loan 415351 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Prospect Mortgage	Debt-to-income ratio:	6.15%
Length of employment:	4 months	Location:	San Diego, CA

Home town:	Somers Point
Current & past employers:	Prospect Mortgage, Best Buy Co. Inc.
Education:	University of Delaware, Saint Bonaventure University

This borrower member posted the following loan description, which has not been verified:

I will pay off 2 of my credit cards and pay down the thrid with the full funds. The third has no interest for 9 more months so I can pay the balance at no interest. I accumulated this debt in the past 9 months having just moved to San Diego and just graduated from college in May 2008. This money was used to pay for the cost of living as well as car repairs and other expensises while on the job hunt. I finally got a full time job on February 16th and received an 80 hour paycheck every two weeks with commission once a month. My rent is only $475 a month which leaves me with enough to make payments on this loan should I recieve it. I want to pay down my debt as quickly as I can afford and do not want to be charged large ammounts of interest on the balance.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1986	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,810.00	Public Records On File:	0
Revolving Line Utilization:	23.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 415391

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415391	$7,200	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415391. Member loan 415391 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$2,583 / month
Current employer:	Columbia Univeristy/AMNH	Debt-to-income ratio:	0.46%
Length of employment:	2 years 11 months	Location:	New York, NY

Home town:	Denver
Current & past employers:	Columbia Univeristy/AMNH, The American Museum of Natural History, National Geographic
Education:	University of California-San Diego (UCSD), Columbia University in the City of New York, The American Museum of Natural History

This borrower member posted the following loan description, which has not been verified:

This motorcycle will be used in part to perform biological inventories in Central Africa and to conduct conservation surveys.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	5	Months Since Last Delinquency:	7
Revolving Credit Balance:	$495.00	Public Records On File:	0
Revolving Line Utilization:	8.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 415468

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415468	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415468. Member loan 415468 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	5.62%
Length of employment:	n/a	Location:	Seattle, WA

Home town:	Fresno
Current & past employers:	The Rainier Club
Education:	Seattle Community College-Central Campus

This borrower member posted the following loan description, which has not been verified:

I am in need of start-up capital for a restaurant in Seattle, WA. The chef who has signed on, Alex Pitts, has been the souschef for Mark Fuller who has just been named Food & Wine top ten chef of 2009. Now Alex is venturing out on his own and trying to make a name for himself. He has the potential with this restaurant to be the next big thing in Seattle. We have gone through the loan process many times only to be told that no one is lending to anyone. We are trying to start this business in a bad economy in order to create jobs and slowly turn things around, but we cannot do it alone.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,213.00	Public Records On File:	0
Revolving Line Utilization:	6.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 415485

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415485	$5,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415485. Member loan 415485 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	To-Go Ware	Debt-to-income ratio:	12.84%
Length of employment:	5 years 2 months	Location:	Berkeley, CA

Home town:	Marlboro
Current & past employers:	To-Go Ware
Education:	University of Michigan

This borrower member posted the following loan description, which has not been verified:

My business is called To-Go Ware (to-goware.com) based in Berkeley, CA. A small, green woman-owned business that provides environmentally safe and healthy solutions for food storage and portability. We are growing at over 300% -- thanks to having sustainable products and a recent appearance on the Oprah Winfrey Show! Sounds like we should be rolling in cash, but we are suddenly having to order more inventory, expand our warehousing and optimize some systems that can no longer handle the volume we are now operating at. Most of our goods are imported and we need to order container loads worth of goods at a time, which is a lot of cash up front. So mainly, this will help us continue to stay on track so that we can have the inventory and capacity for the rest of the year.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1973	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	41
Revolving Credit Balance:	$5,867.00	Public Records On File:	0
Revolving Line Utilization:	70.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415495

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415495	$15,000	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415495. Member loan 415495 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	n/a	Debt-to-income ratio:	5.07%
Length of employment:	n/a	Location:	Fairburn, GA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I have worked in the real estate business for the last 12 years starting as an office manger and then becoming a Licensed Salesperson and I have finally obtained my Broker license and am in the process of starting my own company and could use some help. I will operate the business initially out of my home to keep expenses minimul at start up. I will use the money to help with office setup/operating expenses for the first year. I am honest and very hardworking and I know I can make this work, I have worked since 14 and I have given 100% always to the companies I worked for. I now want to do that for myself and provide true "Customer Service" back to the real estate industry. I just need someone to take a chance on me. I already have 5 agents who have committed to coming to work for me.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	5
Total Credit Lines:	19	Months Since Last Delinquency:	21
Revolving Credit Balance:	$4,744.00	Public Records On File:	0
Revolving Line Utilization:	44.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415518

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415518	$3,800	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415518. Member loan 415518 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	n/a	Debt-to-income ratio:	10.32%
Length of employment:	n/a	Location:	Phoenix, AZ

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Thanks for considering my listing. I am looking to get a loan so i can payoff my car and credit card balances..i currently pay $450 for the car & average $400 between all cards. It would be stress free, if i just have to make one payment and not use the credit cards anymore. I have an excellent payment history & have never missed a payment. Your help will be greatly appreciated.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,077.00	Public Records On File:	0
Revolving Line Utilization:	10.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415552

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415552	$20,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415552. Member loan 415552 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	Icon corp.	Debt-to-income ratio:	7.40%
Length of employment:	8 years 11 months	Location:	Cheney, WA

Home town:	Enumclaw
Current & past employers:	Icon corp.
Education:	wsu

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate 6 credit card loans + pay down 2 heloc loans saving over $400 per month in interest. and keeping my track record near perfect.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$50,823.00	Public Records On File:	1
Revolving Line Utilization:	92.60%	Months Since Last Record:	115
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 415553

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415553	$3,400	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415553. Member loan 415553 was requested on June 10, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$12,250 / month
Current employer:	American Express	Debt-to-income ratio:	22.56%
Length of employment:	1 year 2 months	Location:	Kew Gardens, NY

Home town:	New York
Current & past employers:	American Express, KPMG
Education:	The University of Texas at Austin

This borrower member posted the following loan description, which has not been verified:

The tax man put a lien on a financial account with more than enough money to pay off the lien. They refuse to remove the lien unless the assessed amount is paid off first. After many rounds of negotiations and hefty legal fees, the final settlement is about 10% of what they initially wanted. Having to put off some bills and scrape off what I can, I am still $3400 short. This is where you come in. The settlement offer is good only until end of business next Wednesday, 6/17 so I can really use your help to fund the lien removal. Once the lien is gone, I will be able to repay this amount in full, within 45 days. Many thanks!

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$67,843.00	Public Records On File:	0
Revolving Line Utilization:	91.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415585

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415585	$2,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415585. Member loan 415585 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,517 / month
Current employer:	University of Cincinnati	Debt-to-income ratio:	19.18%
Length of employment:	2 years	Location:	CINCINNATI, OH

Home town:	Cincinnati
Current & past employers:	University of Cincinnati, Hillcrest Training School
Education:	University of Cincinnati-Main Campus

This borrower member posted the following loan description, which has not been verified:

I am a graduate student in a doctoral program. I plan to use the money to invest in my education.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	15
Revolving Credit Balance:	$483.00	Public Records On File:	0
Revolving Line Utilization:	4.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 415593

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415593	$5,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415593. Member loan 415593 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,542 / month
Current employer:	Rite Aid	Debt-to-income ratio:	19.14%
Length of employment:	16 years 6 months	Location:	w. spfld., MA

Home town:	w. spfld. ma
Current & past employers:	Rite Aid, bank of new england 1981-1987
Education:

This borrower member posted the following loan description, which has not been verified:

have been searching for a loan so daughter can finish last year college lender we have used for past 3 years not available this year . i would be gratefull for any help you can offer

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1985	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	17
Revolving Credit Balance:	$11,096.00	Public Records On File:	0
Revolving Line Utilization:	10.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415594

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415594	$7,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415594. Member loan 415594 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,200 / month
Current employer:	n/a	Debt-to-income ratio:	3.00%
Length of employment:	2 years 5 months	Location:	Fresno, CA

Home town:	Sanger
Current & past employers:	Program Leader
Education:	California State University-Fullerton (CSUF)

This borrower member posted the following loan description, which has not been verified:

The loan amount requesting will be used for getting dental work done and for paying for my tuition and some of my left over debts. Any assistant in helping me getting this loan will greatly be appreciated.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,449.00	Public Records On File:	0
Revolving Line Utilization:	19.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 415601

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415601	$5,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415601. Member loan 415601 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Carolina Sun Gmac real estate	Debt-to-income ratio:	18.48%
Length of employment:	3 months	Location:	Mt. Pleasant, SC

Home town:	Blacksburg
Current & past employers:	Carolina Sun Gmac real estate, Disher, hamrick and Myers
Education:	College of Charleston

This borrower member posted the following loan description, which has not been verified:

Beginning real estate agent 100% commission based with deals are ready in the works

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,235.00	Public Records On File:	0
Revolving Line Utilization:	95.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 415631

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415631	$16,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415631. Member loan 415631 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Publix Supermarkets, Inc	Debt-to-income ratio:	18.53%
Length of employment:	4 years 6 months	Location:	Norcross, GA

Home town:	Champaign
Current & past employers:	Publix Supermarkets, Inc
Education:	University of Illinois at Urbana-Champaign

This borrower member posted the following loan description, which has not been verified:

I am seekinf financing for a retail business venture I have planned. I am out of the Atlanta area and I am planning on opening a chain of retail clothing stores here. I have everything set-up and I am now in the process of securing the remaining finances needed to get the venture off the ground. I have a stable job currently and a stable credit history. I think I will be able to get the financing, but I am exhausting all possible options in my search. I have a business plan that can be reviewed and I can personally answer any questions you may have about myself or the business.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	12
Revolving Credit Balance:	$3,364.00	Public Records On File:	0
Revolving Line Utilization:	44.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 415691

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415691	$16,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415691. Member loan 415691 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,393 / month
Current employer:	Home Solutions Consulting & Investment Corp.	Debt-to-income ratio:	3.68%
Length of employment:	3 years	Location:	Pembroke Pines, FL

Home town:	Puerto Principe
Current & past employers:	Home Solutions Consulting & Investment Corp., Subway
Education:	Miami Dade College

This borrower member posted the following loan description, which has not been verified:

I am a good candidate for this loan because I am a dependable and reliable person. I always pay my bills on time. Education widens your opportunities.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	35
Revolving Credit Balance:	$3,327.00	Public Records On File:	0
Revolving Line Utilization:	10.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415746

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415746	$7,200	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415746. Member loan 415746 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Merit Realty	Debt-to-income ratio:	13.07%
Length of employment:	5 years 7 months	Location:	Las Vegas, NV

Home town:	New Orleans
Current & past employers:	Merit Realty, The Coca-Cola Company
Education:	Loyola University New Orleans, College of Southern Nevada

This borrower member posted the following loan description, which has not been verified:

Private Student Loan - Nursing Studies

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,635.00	Public Records On File:	0
Revolving Line Utilization:	97.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415760

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415760	$18,250	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415760. Member loan 415760 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	Law Office	Debt-to-income ratio:	9.08%
Length of employment:	1 year	Location:	Miami, FL

Home town:	Miami
Current & past employers:	Law Office
Education:	Miami Dade College

This borrower member posted the following loan description, which has not been verified:

I need the money because my father lost his job and he was helping me pay for school.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,942.00	Public Records On File:	0
Revolving Line Utilization:	44.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 415792

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415792	$2,400	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415792. Member loan 415792 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$10,000 / month
Current employer:	SAISD	Debt-to-income ratio:	4.93%
Length of employment:	15 years	Location:	San Angelo, TX

Home town:	San Angelo
Current & past employers:	SAISD
Education:

This borrower member posted the following loan description, which has not been verified:

Consolidate my daughters private student loans.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1983	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	5
Revolving Credit Balance:	$1,330.00	Public Records On File:	0
Revolving Line Utilization:	28.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 415801

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415801	$7,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415801. Member loan 415801 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Pensacola Christian College	Debt-to-income ratio:	13.36%
Length of employment:	20 years 6 months	Location:	Milton, FL

Home town:	Florence
Current & past employers:	Pensacola Christian College, Pensacola Christian College
Education:	Free Will Baptist Bible College

This borrower member posted the following loan description, which has not been verified:

I wish to consolidate my 5 cards with a lower rate. My goal is to have the balance paid off in three years or less. I have an excellent credit rating and I always pay more than the minimum payment every month. Thanks for your help. sharp993

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1988	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,054.00	Public Records On File:	0
Revolving Line Utilization:	21.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 415810

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415810	$9,250	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415810. Member loan 415810 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,542 / month
Current employer:	LearningMatters	Debt-to-income ratio:	22.58%
Length of employment:	1 year	Location:	Glendale, AZ

Home town:	Pottsville
Current & past employers:	LearningMatters
Education:	Grand Canyon University, Salt Lake Community College, Columbia International University

This borrower member posted the following loan description, which has not been verified:

This money will be used to secure financial freedom for the rest of this year in order to finish work on my Master's degree and engage in student teaching. Graduation is expected in early 2010. Thus far I have a 4.0 average in my Master's of Elememtary Education program.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	42	Months Since Last Delinquency:	14
Revolving Credit Balance:	$9,696.00	Public Records On File:	0
Revolving Line Utilization:	74.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415811

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415811	$12,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415811. Member loan 415811 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	JM Waller Associates	Debt-to-income ratio:	6.84%
Length of employment:	6 years	Location:	Riverdale, GA

Home town:
Current & past employers:	JM Waller Associates
Education:

This borrower member posted the following loan description, which has not been verified:

I'm one of those individuals that's currently in the news: "...excellent credit history, but has seen his interest rates double due to blah, blah, blah..."

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,050.00	Public Records On File:	0
Revolving Line Utilization:	26.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415855

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415855	$5,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415855. Member loan 415855 was requested on June 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Hokuriku Gakuin School System	Debt-to-income ratio:	5.09%
Length of employment:	1 year 11 months	Location:	Plymouth, MI

Home town:
Current & past employers:	Hokuriku Gakuin School System, Lansing School District, MI
Education:	Middlebury College, VT, Wheaton College, IL

This borrower member posted the following loan description, which has not been verified:

Several years ago my wife helped me discover the amazing world of Japanese taiko drumming. I was hooked almost immediately after trying it. Ever since we were married (2000), my wife has been looking for a group to practice taiko with in Michigan. About three years ago, we decided that instead fo waiting around for someone else to start a taiko group, we would just make our own group. So I found a job in Japan, and we have been here for the past two years, studying taiko with all our energy. We are priviledged to be able to study at Japan's most famous taiko maker, Asano Taiko, with instructors from one of Japan's best taiko groups, Hono Taiko. We are now approaching the time when we will return to Michigan and begin recruiting students and teaching taiko drumming. For that purpose, we need to purchase some drums. We have collected some over the years, but not enough to have a class of more than three or four people. We are trying to raise about $5000 in order to purchase a set of 10 drums to get us started. If you don't know much about taiko drumming, it is a wonderful and very rewarding activity. It can be enjoyed simply as an extra-curricular activity, but is also beneficial to health, can be used as a therapy tool and helps to build positive relationships within groups. We have been collecting surveys to gauge interest in taiko drumming in Michigan and nearly all the responses have been very positive. We are very grateful if you will help us to achieve our dream.

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1991	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$112.00	Public Records On File:	0
Revolving Line Utilization:	1.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415863

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415863	$1,300	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415863. Member loan 415863 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	n/a	Debt-to-income ratio:	22.38%
Length of employment:	n/a	Location:	Prospect Heights, IL

Home town:
Current & past employers:	NEC Display Solutions
Education:	NYIT

This borrower member posted the following loan description, which has not been verified:

Hello, My husband is in his Junior year of college with NYIT for a BA of Advertising. He left school for a months for the birth of our beautiful daughter. When he got ready to go back their was a surpise. Not told to us by his student advisor his federal loans were returned because of him being gone from school. Most of it will be returned but he needs $1300 to get back. He was also told great news from his job that they will pay for 8 classes a year plus books. But he needs this small amount to get going. At the same time they will pay for 25% (up to $10,000) in past credits recieved but again he needs to be in school to receive this. I am a stay at home mom but he works full time as a bid analyst for one of the largest LCD and Projector companies. His salary is $38000 year plus a 5% bonus each 6 months if the company meets its goals. Because he goes to school we do recieve a tax refund that is over $2000 each year.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	14
Revolving Credit Balance:	$7,404.00	Public Records On File:	0
Revolving Line Utilization:	60.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 415878

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415878	$9,500	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415878. Member loan 415878 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,672 / month
Current employer:	n/a	Debt-to-income ratio:	19.04%
Length of employment:	n/a	Location:	Elroy, WI

Home town:	Richland Center
Current & past employers:	United States Postal Service
Education:

This borrower member posted the following loan description, which has not been verified:

I have an opportunity to purchase a utility tractor from our neighbors who are selling their home. They have a John Deere Tractor with a bucket and cab they are looking to sell. I live in the country and have an extremely long and hilly driveway and the purchase of this tractor would be to plow the driveway during the winter months as well as grading the gravel on the driveway during the spring/summer months. I am a responsible person and can be trusted to pay back this loan. I was referred to you buy E-Loan, who I have heard great things about and thought I would give them a try instead of going to my local bank. I would appreciate an approval of my anticipated purchase. Thank you.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1990	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	38
Revolving Credit Balance:	$336.00	Public Records On File:	0
Revolving Line Utilization:	4.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 415886

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415886	$4,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415886. Member loan 415886 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	self-employed	Debt-to-income ratio:	4.37%
Length of employment:	3 years 3 months	Location:	brooklyn, NY

Home town:	Austin
Current & past employers:	self-employed
Education:	New York University (NYU)

This borrower member posted the following loan description, which has not been verified:

My two-year-old is due to start pre-school in September and I am seeking a loan to cover the initial regestration fees.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	42
Revolving Credit Balance:	$1,961.00	Public Records On File:	0
Revolving Line Utilization:	55.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415899

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415899	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415899. Member loan 415899 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Morgan Stanley Smith Barney	Debt-to-income ratio:	18.23%
Length of employment:	4 years 10 months	Location:	Saratoga, CA

Home town:	Santa Clara
Current & past employers:	Morgan Stanley Smith Barney, Charls Schwab
Education:	SJSU

This borrower member posted the following loan description, which has not been verified:

Looking to consolidate some outstanding personal debt at a solid rate.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,578.00	Public Records On File:	0
Revolving Line Utilization:	68.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 415924

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415924	$3,500	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415924. Member loan 415924 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,850 / month
Current employer:	Common Ground Community	Debt-to-income ratio:	8.42%
Length of employment:	1 year 2 months	Location:	Brooklyn, NY

Home town:	Somerset
Current & past employers:	Common Ground Community, Catholic Charities of Brooklyn and Queens
Education:	University of New Hampshire-Main Campus (UNH)

This borrower member posted the following loan description, which has not been verified:

I will use the $3,500 to consolidate my three credit cards from college with all my books, gas, food, beer, etc. I graduated two years ago and have had a steady job since. I wish to pay this amount off so I can get a clean start, as I am currently paying $200 a month and with the little that is actually going to the amount of the debt it will take me years. I realized that I will be lowering my total ending debt amount as well as lowering my payment all while being able to pay off the debt within three years. This fits comfortably into my budget and will actually be better for me as I will be spending less per month on the bills. I work in social services and I'm exceptional at it, so I will never be out of a job.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,174.00	Public Records On File:	0
Revolving Line Utilization:	89.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 415931

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415931	$25,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415931. Member loan 415931 was requested on June 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Kewill Solutions	Debt-to-income ratio:	14.61%
Length of employment:	9 years	Location:	New York, NY

Home town:	Quincy
Current & past employers:	Kewill Solutions, Clearcross Ltd
Education:	New York University (NYU)

This borrower member posted the following loan description, which has not been verified:

If I can secure a loan for the amount requested.....I will be able to pay off my credit card debt and pay off the loan within 2 years. My current credit rating is between 680 to 700. My annual income is 70,000 a year.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1994	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,168.00	Public Records On File:	0
Revolving Line Utilization:	48.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 415972

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415972	$19,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415972. Member loan 415972 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,117 / month
Current employer:	Dr. Roy R. Jolley DDS	Debt-to-income ratio:	8.60%
Length of employment:	1 year 1 month	Location:	LITTLE ROCK, AR

Home town:
Current & past employers:	Dr. Roy R. Jolley DDS
Education:

This borrower member posted the following loan description, which has not been verified:

We are in the process of looking for a new boat. We have owned a few boats but have bought them with cash and they have all been older boats. Our family camps every weekend in the summer. With two young boys we are looking to trade in our Yamaha jet boat and find a new boat that is safe for them. We have found a few boats and are currently doing research. My husband and I are responsible on our payments. He has been in his job for 6 years. I have been in my current position for just over a year. Our current condition financially is fine. We have bonus money on top of our salary. It would be a blessing to our family to have a new boat...not one that breaks down on the water with 2 kids!

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	5
Total Credit Lines:	12	Months Since Last Delinquency:	5
Revolving Credit Balance:	$258.00	Public Records On File:	0
Revolving Line Utilization:	6.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 415990

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415990	$11,525	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415990. Member loan 415990 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	City of Lansing Police Department	Debt-to-income ratio:	22.37%
Length of employment:	2 years	Location:	LANSING, MI

Home town:	Ann Arbor
Current & past employers:	City of Lansing Police Department
Education:	Lansing Community College

This borrower member posted the following loan description, which has not been verified:

I recently got divorced and have purchased a new home. I am trying to consolidate and pay off several credit cards that my ex wife and I shared.

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,558.00	Public Records On File:	0
Revolving Line Utilization:	27.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 416002

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416002	$7,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416002. Member loan 416002 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,667 / month
Current employer:	GKN Aerospace	Debt-to-income ratio:	7.12%
Length of employment:	5 years 6 months	Location:	Costa Mesa, CA

Home town:	Pipestone
Current & past employers:	GKN Aerospace, Woodward Governor, Johnson Controls
Education:	South Dakota State University, North Dakota State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I currently have 2 credit cards totalling almost $7K with respective APR's of 18% and 28%. I have been unsuccessful in negotiating long term lower rates and rarely play the "low introductory offer/balance transfer" game. This debt has accumulated over the last several years with the majority of it coming from small emergencies and having only a small amount of emergency cash saved. I've always paid more than the minimum, usually doubling the payments, and have had no late payments or defaults in my credit history. I also have a great payment history on other responsibilities such as rent, utilities, insurance, etc that is documented. I am a mechanical engineer working in product development for an aerospace company in Southern California. I've worked for the same employer for over 5 years and am in a stable environment.

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,477.00	Public Records On File:	0
Revolving Line Utilization:	84.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416011

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416011	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416011. Member loan 416011 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Placer County Water Agency	Debt-to-income ratio:	20.54%
Length of employment:	3 years 8 months	Location:	Grass Valley, CA

Home town:	Fountain Valley
Current & past employers:	Placer County Water Agency, PC Solutions Of Auburn
Education:

This borrower member posted the following loan description, which has not been verified:

I plan on using the money from this loan to consolidate my credit card debt into a single payment. I will be closing my cards, except for the one I have had the longest, and plan on paying this debt off over the next 2 years. While I have maintained some credit card debt over the years, I have always made timely payments and always pay more than the minimum. I have a reliable career with a local government special district and have been employed here for 5 years. I take my debt and my credit seriously and am working to clear my outstanding debt so I can purchase a home in the near future.

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,777.00	Public Records On File:	0
Revolving Line Utilization:	63.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416022

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416022	$4,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416022. Member loan 416022 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,416 / month
Current employer:	Immediate Medical Care of CNY PC	Debt-to-income ratio:	10.99%
Length of employment:	1 year 6 months	Location:	FAYETTEVILLE, NY

Home town:	Syracuse
Current & past employers:	Immediate Medical Care of CNY PC, Pulmonary Health Physicians
Education:	Morrisville State College

This borrower member posted the following loan description, which has not been verified:

For Personal Expenses

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,817.00	Public Records On File:	0
Revolving Line Utilization:	66.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416047

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416047	$10,400	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416047. Member loan 416047 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	self	Debt-to-income ratio:	10.74%
Length of employment:	10 years	Location:	San Clemente, CA

Home town:	los angeles
Current & past employers:	self
Education:	Saddleback College

This borrower member posted the following loan description, which has not been verified:

I am a single parent and am in my final semester of nursing school at Saddleback College in Mission Viejo, Ca. I need assistance getting through the next nine months untill I graduate and begin working as an R.N.

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	26
Revolving Credit Balance:	$3,783.00	Public Records On File:	1
Revolving Line Utilization:	54.00%	Months Since Last Record:	104
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 416096

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416096	$1,200	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416096. Member loan 416096 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Tech Data Corporation	Debt-to-income ratio:	5.05%
Length of employment:	13 years 8 months	Location:	Tampa, FL

Home town:	Climax
Current & past employers:	Tech Data Corporation, Quaker Oats
Education:	DeVry University-Illinois

This borrower member posted the following loan description, which has not been verified:

This is to install a new fence in my backyard. It will require a gate large enough for a car to enter. It will require a small gate - large enough to get a human / wheel barrel through. I plan on paying this off at a monthly rate of $200 (or more) Thank You!

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,433.00	Public Records On File:	1
Revolving Line Utilization:	39.30%	Months Since Last Record:	105
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 416154

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416154	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416154. Member loan 416154 was requested on June 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,467 / month
Current employer:	Coconino County Juvenile Court	Debt-to-income ratio:	1.04%
Length of employment:	12 years 3 months	Location:	Flagstaff, AZ

Home town:
Current & past employers:	Coconino County Juvenile Court
Education:	Northern Arizona University

This borrower member posted the following loan description, which has not been verified:

I've worked in my field for over 30 years...I need $10,000 to expand a fragrance business. Thanks for your help

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	53
Revolving Credit Balance:	$4,435.00	Public Records On File:	0
Revolving Line Utilization:	36.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 416169

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416169	$24,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416169. Member loan 416169 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Live Well Training and Get in Shape for Women	Debt-to-income ratio:	10.58%
Length of employment:	1 year	Location:	Arlington, MA

Home town:	Portsmouth
Current & past employers:	Live Well Training and Get in Shape for Women, Simmons College, Barnes & Noble
Education:	Tufts University, University of Massachusetts

This borrower member posted the following loan description, which has not been verified:

My wife and I are opening a small group personal training studio (groups of 4 people at a time) on September 1. We will be franchisees within an existing successful regional franchise. Each of the other 23 locations has been profitable from the first month of opening, thanks to a solid business model and pooled marketing resources. In addition to running a profitable in-home personal training business, I have been working a few hours per week in one of these existing locations as a personal trainer for research and assessment. From that perspective and experience, I feel strongly that their personal training model is sound and effective, as is their business model. The lead, sales, and new customer experience, accountability measures, and ongoing warm and extensive customer service are all part of what makes these studios successful. Beyond that, a small group training studio has far more profit potential than my successful in-home training business can ever hope to. There are no direct competitors for this business yet - most similar businesses (such as Fitness Together) do simultaneous multiple one-on-one pt sessions and as a result must have a large space and therefore higher overhead and higher price point. Or are like Curves and do not actually provide personal training (and have a number of other built-in problems impeding their success). The small group aspect allows for relatively high volume in a small space. The price point is high enough for a good profit margin (because clients receive quality personalized training) but low enough to be competitive in the personal training field (because of the small group aspect). We have completed a strong business plan, talked to most of the current owners, and have committed our own resources to making this happen. With most of the $ resources in place that we believe we will need to start up successfully, we are just down to raising a remaining $15-25k to have as working capital. As an aside, we have also substantially revisited and revised our long-term financial planning. As proud parents to a 17-month old son, we definitely see this business, and the 1-2 more locations we hope to open in the next five years as the building blocks to a modest but comfortable living for our family. But know that we also plan to use our financial success as a jumping off point to fund yoga and meditation instruction in schools for both kids and teachers. My wife is both a higher education fundraising consultant and also a children's yoga instructor. Through her work, we have seen that there is growing interest and research supporting such efforts in K-12 schools, but often not enough funding to make it happen. Those who invest in getting our personal training business off the ground are also investing in that future.

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$981.00	Public Records On File:	0
Revolving Line Utilization:	13.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416170

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416170	$12,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416170. Member loan 416170 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,417 / month
Current employer:	MedTech Sales Corporation	Debt-to-income ratio:	6.00%
Length of employment:	5 years 2 months	Location:	Loganville, GA

Home town:
Current & past employers:	MedTech Sales Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

I am recently divorced and have relocated south to be able to spend more time with my family. My brother owns a very successful lawn maintenance company and we would like to expand and better serve the needs of our customers. He has moe business now than he can handle, so I am going to come on board and help him with the expansion of the business. The loan will primarily be used to purchase new equipment and help offset the immediate cost of hiring more employees. In turn, I will receive a stake in the business for fronting the capital. I was referred here by eloan.com so hopefully this goes smoothly.

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1978	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$802.00	Public Records On File:	0
Revolving Line Utilization:	1.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416175

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416175	$18,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416175. Member loan 416175 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,467 / month
Current employer:	COLUMBUS TECHNICAL COLLEGE	Debt-to-income ratio:	21.59%
Length of employment:	4 years 2 months	Location:	COLUMBUS, GA

Home town:	Oklahoma City
Current & past employers:	COLUMBUS TECHNICAL COLLEGE
Education:	Troy State University at Phoenix City

This borrower member posted the following loan description, which has not been verified:

THIS LOAN WILL BE USED TO PAY OFF HIGH INTEREST CREDIT CARDS AND SMALLER BILLS TO LOWER MONTHLY PAYMENTS. I WILL USE AUTOMATIC DEBIT EACH MONTH TO PAY BACK THIS LOAN AND INTEND TO PAY IT OFF BEFORE THE 36 MONTHS. I PAY ALL MY BILLS ON TIME AND MORE THAN WHAT IS DUE.

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	36	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	79	Months Since Last Delinquency:	55
Revolving Credit Balance:	$10,169.00	Public Records On File:	1
Revolving Line Utilization:	20.50%	Months Since Last Record:	103
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416176

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416176	$25,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416176. Member loan 416176 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Plateau Systems	Debt-to-income ratio:	11.87%
Length of employment:	1 year 6 months	Location:	arlington, VA

Home town:	Mumbai
Current & past employers:	Plateau Systems
Education:	University of Nebraska at Omaha

This borrower member posted the following loan description, which has not been verified:

I have been running a successful event management company for past 2 years. We have had many successful events in this past 2 years and now we have a very big opportunity with Indian's # 1 STAR TV. We are hostng star tv's biggest FUN show 'The great Indian Laughter Nite' in 10 cities in USA. This show is bound to be success. I need investment amount upfront for this event. Please check www.laughternite2009.com for more details on the mega event

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,951.00	Public Records On File:	0
Revolving Line Utilization:	41.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 416197

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416197	$6,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416197. Member loan 416197 was requested on June 12, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,417 / month
Current employer:	Van Buren Police	Debt-to-income ratio:	6.51%
Length of employment:	14 years 5 months	Location:	Belleville, MI

Home town:	Maccomb
Current & past employers:	Van Buren Police
Education:	Maccomb

This borrower member posted the following loan description, which has not been verified:

I need some extra money to help fund my wedding, so I am not short changing myself

A credit bureau reported the following information about this borrower member on June 12, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1988	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,991.00	Public Records On File:	0
Revolving Line Utilization:	47.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 416214

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416214	$4,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416214. Member loan 416214 was requested on June 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	douglas catering	Debt-to-income ratio:	21.93%
Length of employment:	13 years 3 months	Location:	KEARNY, NJ

Home town:	KEARNY
Current & past employers:	douglas catering
Education:

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan in order to purchase my long dream of a motorcycle.

A credit bureau reported the following information about this borrower member on June 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	28
Revolving Credit Balance:	$43,793.00	Public Records On File:	0
Revolving Line Utilization:	76.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 416239

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416239	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416239. Member loan 416239 was requested on June 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Grove Dental Associates	Debt-to-income ratio:	15.49%
Length of employment:	3 years 6 months	Location:	BOLINGBROOK, IL

Home town:	Augsburg
Current & past employers:	Grove Dental Associates, Walgreens
Education:	College of DuPage

This borrower member posted the following loan description, which has not been verified:

Hello. I'm looking at the foreclosure homes for a permanent home. I have found a few that I really like. They just need a little TLC and they won't sit rotting away making the neighborhood look bad. I have two children and we're tired of renting. We want a backyard. Buying a foreclosure home gives us that opportuny to have a decent size house in a good neighborhood. It will give me the chance to invest rather than throwing the money out by renting. I am looking to spend no more than what I spend in rent a month as far as mortgage goes. I am finding out there are a lot of places in my budget and now is the perfect time to buy. Thank you for taking time out for me. We appreciate it.

A credit bureau reported the following information about this borrower member on June 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	39
Revolving Credit Balance:	$15,968.00	Public Records On File:	0
Revolving Line Utilization:	47.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 416277

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416277	$12,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416277. Member loan 416277 was requested on June 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	RAM Computer Services, LLC	Debt-to-income ratio:	11.38%
Length of employment:	7 years	Location:	Hammond, LA

Home town:	Kenner
Current & past employers:	RAM Computer Services, LLC, I-55 Internet
Education:	Southeastern Louisiana University

This borrower member posted the following loan description, which has not been verified:

I have a credit card with high interest. I simply want to save a few hundred dollars a month to get rid of the debt faster. I have a very successful computer services business that I have been running for the last 7 years, and my wife is a successful personal banker at Chase, a position she has had for 2 years.

A credit bureau reported the following information about this borrower member on June 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	18
Revolving Credit Balance:	$6,789.00	Public Records On File:	0
Revolving Line Utilization:	16.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416304

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416304	$17,000	18.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416304. Member loan 416304 was requested on June 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$14,333 / month
Current employer:	Blackbaud	Debt-to-income ratio:	18.86%
Length of employment:	3 years 3 months	Location:	Mount Pleasant, SC

Home town:	Kansas City
Current & past employers:	Blackbaud
Education:

This borrower member posted the following loan description, which has not been verified:

Thanks for reading my post. We recently welcomed our new daughter to our family, she's an amazing girl! We couldn't be happier and are gradually getting our financial house in order for the sake of our baby's future! Our efforts took welcome her took years and 10's of thousands of dollars including the recent pregnancy. During this season of joy, I'm also experiencing some tremendous sorrow as my father has a terminal illness as he enters hospice. With my job, I would be allowed to have the flexibility to travel extensively to see him and support his medical situation, if I could only afford to do so (anticipating about $9K over 8 months). I have a solid management position and have been employed everyday of my post-graduate life. My short-term financial problem lies in the fact that I've re-budgeted and found that I'm short a total of $17K cash flow over the next 18 months. I do not have other lending avenues to pursue at this time, but do have the income to afford monthly payments on a $17K personal loan per LendingClub's agreement. I have never had a debt go unpaid. Can you help put me in a position to see my dad over the next 8 months before he passes?

A credit bureau reported the following information about this borrower member on June 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	43	Months Since Last Delinquency:	2
Revolving Credit Balance:	$19,935.00	Public Records On File:	0
Revolving Line Utilization:	99.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416323

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416323	$12,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416323. Member loan 416323 was requested on June 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	American Xross Trend, Inc	Debt-to-income ratio:	6.90%
Length of employment:	1 year	Location:	Irvine, CA

Home town:	Isehara
Current & past employers:	American Xross Trend, Inc, DTI Services, Inc
Education:	Orange Coast College

This borrower member posted the following loan description, which has not been verified:

I am planning to purchse a house in 6 months. But I have short of money right now. Please allow me to loan the specified amount.

A credit bureau reported the following information about this borrower member on June 13, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$550.00	Public Records On File:	0
Revolving Line Utilization:	2.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 416354

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416354	$12,250	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416354. Member loan 416354 was requested on June 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,417 / month
Current employer:	Alton & Bird, LLP	Debt-to-income ratio:	23.80%
Length of employment:	9 years	Location:	Powder Springs, GA

Home town:	Fort Campbell
Current & past employers:	Alton & Bird, LLP, Alston & Bird LLP
Education:	Grantham University

This borrower member posted the following loan description, which has not been verified:

I am trying to consolidate my family's debt into one simple payment. We have been working to lower our debt and hae made some progress but feel things would be easier and save us some money by consolidating everything at a lower rate. We have no problem paying our bills each month but have little left afterwards and feel any dent we make on our debt is small but still a step in the righ direction. We have been very good at paying our bills on time. We own our own home going on 11 years and have faithfully paid our mortgage on time with never a problem. Please consider us a reliable, responsible candidate for a loan.

A credit bureau reported the following information about this borrower member on June 13, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	49	Months Since Last Delinquency:	12
Revolving Credit Balance:	$19,136.00	Public Records On File:	0
Revolving Line Utilization:	69.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416355

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416355	$15,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416355. Member loan 416355 was requested on June 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	JPMorgan Chase & Co.	Debt-to-income ratio:	12.06%
Length of employment:	5 years	Location:	Oswego, IL

Home town:	St. Anne
Current & past employers:	JPMorgan Chase & Co.
Education:	Roosevelt University

This borrower member posted the following loan description, which has not been verified:

We are wanting to consolidate our credit cards into one payment.

A credit bureau reported the following information about this borrower member on June 13, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,651.00	Public Records On File:	0
Revolving Line Utilization:	42.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416373

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416373	$21,250	19.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416373. Member loan 416373 was requested on June 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Self-employed	Debt-to-income ratio:	6.80%
Length of employment:	6 years 6 months	Location:	Lehigh Acres, FL

Home town:	Havana
Current & past employers:	Self-employed
Education:

This borrower member posted the following loan description, which has not been verified:

Dedicated to making BIOFUELS available to Miami and South Florida. We have arranged to operate as a broker. In that way we can help ourselves finance the costs of our processing plant and distribution center. We need to get funded to start small brokerage operations from which we can grow. Initial funding will also cover a small pilot plant in an industrial-zoned 1,200 sq. ft. warehouse. Please consider this as an opportunity to fund a team that has a dream to trickle in some much needed change in the way we all do business in clean, renewable, sustainable, and alternative energy. We have a business plan upon request. Please Contact: ISRAEL CASTELLANOS THANK YOU very much for your consideration.

A credit bureau reported the following information about this borrower member on June 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,181.00	Public Records On File:	0
Revolving Line Utilization:	59.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 416382

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416382	$4,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416382. Member loan 416382 was requested on June 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	URS Corporation	Debt-to-income ratio:	17.64%
Length of employment:	2 years 9 months	Location:	OAKLAND, CA

Home town:
Current & past employers:	URS Corporation
Education:	Saint Anselm College

This borrower member posted the following loan description, which has not been verified:

I'd like to get a loan to pay my outstanding taxes rather than pay the penalty and interest to IRS.

A credit bureau reported the following information about this borrower member on June 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	25
Revolving Credit Balance:	$14,505.00	Public Records On File:	0
Revolving Line Utilization:	76.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416406

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416406	$10,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416406. Member loan 416406 was requested on June 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$23,333 / month
Current employer:	meriter hospital	Debt-to-income ratio:	16.82%
Length of employment:	1 year 1 month	Location:	SAUK CITY, WI

Home town:	milwaukee
Current & past employers:	meriter hospital, Theda Care
Education:	university of wisconsin, Ferris State University, St. George University school of medicine, Saginaw Valley State University

This borrower member posted the following loan description, which has not been verified:

I will be using the loan to improve my water filtration system as well as landscape improvement. I am a hard working physician who has paid back debts that I have incurred.

A credit bureau reported the following information about this borrower member on June 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	62	Months Since Last Delinquency:	35
Revolving Credit Balance:	$70,524.00	Public Records On File:	0
Revolving Line Utilization:	48.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 416415

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416415	$6,600	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416415. Member loan 416415 was requested on June 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,083 / month
Current employer:	Booz Allen Hamilton	Debt-to-income ratio:	18.68%
Length of employment:	8 months	Location:	San Antonio, TX

Home town:	Sussex
Current & past employers:	Booz Allen Hamilton, MACTEC Consulting and Engineering, Versar, Inc, KEMRON Environmental
Education:	University of South Carolina-Columbia (USC)

This borrower member posted the following loan description, which has not been verified:

American Express has decided to limit my account and to place a very high % rate on my account, even though I have been a loyal customer for over 20 years and pay my bills on time.

A credit bureau reported the following information about this borrower member on June 13, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1974	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,329.00	Public Records On File:	0
Revolving Line Utilization:	40.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416440

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416440	$10,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416440. Member loan 416440 was requested on June 13, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,083 / month
Current employer:	n/a	Debt-to-income ratio:	0.00%
Length of employment:	n/a	Location:	Pillager, MN

Home town:	Minneapolis
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

My granddaughter was recently married last month and I would love to be able to send her and her new husband on a dream honeymoon. I could easily just put on a credit card but would prefer to not have the extreamly high interest rates that go along with it. My granddaughter and her husband have been wonderful to me. They have helped me move, helped me clean and cook when I hurt myself about a year ago, they are the most kind, sweet people ever but unfortunatly there is no way they can afford a trip like they deserve on their small incomes and house payments so I am trying to surprise them with this. I am retired but still do receive my monthly SSI and pension not to mention the interest on my savings that me and my late husband had built up before we retired. Monthly payments are a non issue to me.

A credit bureau reported the following information about this borrower member on June 13, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,599.00	Public Records On File:	0
Revolving Line Utilization:	6.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 416486

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416486	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416486. Member loan 416486 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,333 / month
Current employer:	Sony	Debt-to-income ratio:	10.07%
Length of employment:	1 year 1 month	Location:	Larkspur, CA

Home town:	Ontario
Current & past employers:	Sony
Education:	University of Western Ontario

This borrower member posted the following loan description, which has not been verified:

Hello, Like many people these days, we had a series of events that sent us on a downward spiral financially. A bad accountant caused us to lose much of our savings to back taxes, fees and interest. Husband was out of work for six months and, then a major illness all within two years. We were careful enough with our money that we didn't have financial catastrophe but, it did create some debt which we want to re-finance at the lowest rate possible. We sold our house and, scaled down to help our situation but, it was too recent for an equity line or loan. We pay all of our bills on time primarily through automatic billpay and, plan on retiring a couple cards once they are paid off. Thanks for putting your money to work in small ways. ska

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1982	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	6
Revolving Credit Balance:	$33,697.00	Public Records On File:	0
Revolving Line Utilization:	51.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 416498

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416498	$6,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416498. Member loan 416498 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,583 / month
Current employer:	cnc provisions	Debt-to-income ratio:	18.89%
Length of employment:	3 years 10 months	Location:	roanoke, VA

Home town:	olean
Current & past employers:	cnc provisions, gnc
Education:	ecc

This borrower member posted the following loan description, which has not been verified:

looking to do a little home improvement jobs and consolidate some bills

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	42
Revolving Credit Balance:	$6,334.00	Public Records On File:	1
Revolving Line Utilization:	68.10%	Months Since Last Record:	103
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 416518

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416518	$6,800	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416518. Member loan 416518 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	Rochester General Hospital	Debt-to-income ratio:	24.60%
Length of employment:	2 years 8 months	Location:	ROCHESTER, NY

Home town:
Current & past employers:	Rochester General Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking for an 8500.00 loan to purchase a used motorcycle. I have saved up about 2000.00 to put down on it. The bike is an 07 leftover Yamaha XV1900 Statoliner that is 4500 off list.

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	50
Revolving Credit Balance:	$8,348.00	Public Records On File:	0
Revolving Line Utilization:	42.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 416539

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416539	$15,600	19.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416539. Member loan 416539 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,500 / month
Current employer:	Dresdner Robin	Debt-to-income ratio:	18.19%
Length of employment:	9 years 7 months	Location:	Cranbury, NJ

Home town:	Melbourne
Current & past employers:	Dresdner Robin, Golder Associates
Education:	Royal Melbourne Institute of Technology

This borrower member posted the following loan description, which has not been verified:

Our loan would be used to: - pay off some debt - pay for summer camp for our daughter - undertake urgently needed car repairs My wife and I are both senior professionals. I am a Director and Partner in an engineering and environmental consulting firm. My wife has a PhD from Temple University and is an Interim Director/Research Scientist at Kessler Research Center and an Associate Professor at UMDMJ in NJ. We have a current high debt level associated with significant medical expenses carried forward from around 1998 to 2000.

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1978	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$122,232.00	Public Records On File:	0
Revolving Line Utilization:	98.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 416572

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416572	$2,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416572. Member loan 416572 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Luttner Financial Group	Debt-to-income ratio:	19.88%
Length of employment:	1 year 1 month	Location:	WEST MIFFLIN, PA

Home town:	Pittsburgh
Current & past employers:	Luttner Financial Group
Education:	Robert Morris University

This borrower member posted the following loan description, which has not been verified:

The purpose of the loan is to cover the cost for the photographer, bar tenders and security guard for our wedding. The loan will be repaid promptly from monetary gifts we receive from guests attending the wedding. If, for some reason, the amount we receive from guests is less than the loan amount, we are more than capable of handling the monthly payment required.

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,517.00	Public Records On File:	0
Revolving Line Utilization:	19.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416575

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416575	$8,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416575. Member loan 416575 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	PricewaterhouseCoopers LLC	Debt-to-income ratio:	19.23%
Length of employment:	1 year 3 months	Location:	San Diego, CA

Home town:
Current & past employers:	PricewaterhouseCoopers LLC, PricewaterhouseCoopers LLC, US Army
Education:	San Diego State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

Hello, My credit card has increased my rate from 10% to 22% for "economic reasons". I have never missed a payment on my credit or car payments. I still carry a balance from my last year of college when I was unemployed. I'm currently an auditor at one of the Big 4 accounting firms. I follow a strict budget and would like to pay off my debt at a cheaper insurance rate. Thanks for your help, JC

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,140.00	Public Records On File:	0
Revolving Line Utilization:	89.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416576

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416576	$5,500	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416576. Member loan 416576 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,083 / month
Current employer:	Capital One Financial	Debt-to-income ratio:	16.61%
Length of employment:	10 years	Location:	anna, TX

Home town:
Current & past employers:	Capital One Financial
Education:

This borrower member posted the following loan description, which has not been verified:

I am working towards an MBA degree program at Amberton University. They do not endorse or participate in any federal or state loan program.I intent to use this money for tuition ,books and other educational related expenses.I also need to purchase a used car for cash , cause the one i have owned for the past 15 years , has over 250 thousand miles , and has served its purpose .I am a good candidate cause I have always taken care of my obligations, and offcourse once I graduate , I should be in a very good position to have an excellent job. I have also been employed with the same company for 10 years.

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	68
Revolving Credit Balance:	$11,049.00	Public Records On File:	0
Revolving Line Utilization:	57.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 416618

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416618	$25,000	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416618. Member loan 416618 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	n/a	Debt-to-income ratio:	16.25%
Length of employment:	n/a	Location:	Los Angeles, CA

Home town:	Los Angeles
Current & past employers:
Education:	University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

Need to refinance Citibank credit card that has a high interest rate

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$57,752.00	Public Records On File:	0
Revolving Line Utilization:	89.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416623

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416623	$1,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416623. Member loan 416623 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,667 / month
Current employer:	ACS	Debt-to-income ratio:	13.91%
Length of employment:	5 years 6 months	Location:	CORBIN, KY

Home town:	Corbin
Current & past employers:	ACS
Education:

This borrower member posted the following loan description, which has not been verified:

The jet ski I want to purchase is in excellent shape, and is the same year and model as the one I currently own. The engine in mine is good, but the body is in bad shape. I always pay my bills on time, and am not behind. I do not want to take from my savings to pay for it.

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,068.00	Public Records On File:	0
Revolving Line Utilization:	1.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 416636

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416636	$16,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416636. Member loan 416636 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,417 / month
Current employer:	Spherion	Debt-to-income ratio:	14.53%
Length of employment:	5 years	Location:	covington, GA

Home town:	ney york city
Current & past employers:	Spherion, primerica financial services
Education:	Strayer University at Washington, DC online

This borrower member posted the following loan description, which has not been verified:

I would like to pay down some of my debt and take a little vacation.

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1990	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	56
Revolving Credit Balance:	$6,655.00	Public Records On File:	0
Revolving Line Utilization:	43.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416646

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416646	$25,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416646. Member loan 416646 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,667 / month
Current employer:	Richard Eddy Insurance & Financial Services	Debt-to-income ratio:	15.72%
Length of employment:	4 years 1 month	Location:	La Verne, CA

Home town:
Current & past employers:	Richard Eddy Insurance & Financial Services
Education:	Azusa Pacific University

This borrower member posted the following loan description, which has not been verified:

I have recently expanded into newer and larger office space. This move allows me to service my clients with more efficiency while taking on more clients. This loan would be primarily for reserve capital.

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	22	Months Since Last Delinquency:	5
Revolving Credit Balance:	$6,244.00	Public Records On File:	0
Revolving Line Utilization:	31.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416649

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416649	$20,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416649. Member loan 416649 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,067 / month
Current employer:	Focus On recovery-United, Inc.	Debt-to-income ratio:	9.92%
Length of employment:	7 years	Location:	Willimantic, CT

Home town:	Poole
Current & past employers:	Focus On recovery-United, Inc., Inter-Community Mental Health Group, Inc, University of Connecticut
Education:	Macomb Community College, Cambridge College

This borrower member posted the following loan description, which has not been verified:

Requested funds are to replace bathtib, siding, gutters etc to my home.

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	80
Revolving Credit Balance:	$11,440.00	Public Records On File:	0
Revolving Line Utilization:	27.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416656

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416656	$7,500	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416656. Member loan 416656 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,425 / month
Current employer:	Avnet Electronics	Debt-to-income ratio:	16.97%
Length of employment:	10 years 3 months	Location:	Grovetown, GA

Home town:	Binghamton
Current & past employers:	Avnet Electronics
Education:	SUNY Oswego

This borrower member posted the following loan description, which has not been verified:

We are in need of money to pay for our upcoming August wedding. We'd like to take out a loan to pay for these expenses versus using high interest credit cards. We pay bills on time and often before they're due. We can't wait to begin the rest of our lives together and hope you'll consider loaning us the money for our wedding. Thanks for your time.

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	47
Revolving Credit Balance:	$9,200.00	Public Records On File:	0
Revolving Line Utilization:	42.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416682

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416682	$11,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416682. Member loan 416682 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	Tresses Salon	Debt-to-income ratio:	19.72%
Length of employment:	6 months	Location:	North Charleston, SC

Home town:	Mt.Pleasant
Current & past employers:	Tresses Salon
Education:	College of Charleston, Charleston Cosmetology Institute

This borrower member posted the following loan description, which has not been verified:

I have a good credit history and I never miss payments. I am not the kind of person who takes my credit for granted, I just want to consolidate some debt and get a lower interest rate.

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416689

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416689	$25,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416689. Member loan 416689 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$17,244 / month
Current employer:	Sterling Real Estate Group	Debt-to-income ratio:	9.53%
Length of employment:	3 years 2 months	Location:	Denver, CO

Home town:	Greenville
Current & past employers:	Sterling Real Estate Group
Education:	Mercyhurst College

This borrower member posted the following loan description, which has not been verified:

Hello - I flip homes in THe Denver metro area and have been extremely successful with it over the past 3 years. I read about P2P lending today in Investors Business Daily. I am able to get better terms from my investors if I borrow at a lower LTV (loan to value) and they are OK with me taking a second. I wanted to put the feelers out to get a sense for how this works. I am perfectly fine allowing a 2nd deed of trust to be recorded against the property I am borrowing funds for. I would be happy to submit proof of my past business dealings and I have good credit, low 700's.

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$69,491.00	Public Records On File:	1
Revolving Line Utilization:	2.20%	Months Since Last Record:	101
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 416690

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416690	$24,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416690. Member loan 416690 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,983 / month
Current employer:	US Postal Service (USPS)	Debt-to-income ratio:	17.95%
Length of employment:	23 years	Location:	stockton, CA

Home town:
Current & past employers:	US Postal Service (USPS)
Education:

This borrower member posted the following loan description, which has not been verified:

Refinanced mortage this year at historical low rates 4.5% and would utilize this savings to do some renovations. We would like to renovate the kitchen since it's one of the best return on investments in home improvement. Also, the wife has been asking for a new kitchen for years. We have very good credit and very, very little revolving debt as we paid it off initially from the savings from the refinance.

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$57.00	Public Records On File:	0
Revolving Line Utilization:	0.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 416701

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416701	$16,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416701. Member loan 416701 was requested on June 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,583 / month
Current employer:	Bellingham/Whatcom Chamber of Commerce & Industry	Debt-to-income ratio:	21.62%
Length of employment:	3 years 6 months	Location:	Bellingham, WA

Home town:	Ardmore
Current & past employers:	Bellingham/Whatcom Chamber of Commerce & Industry, Sodexho at Western WA University, Resort Semiahmoo, DoubleTree Hotel at Seatac, DoubleTree Hotel Bellevue
Education:	Northern Arizona University

This borrower member posted the following loan description, which has not been verified:

In the past 8 months I have sold my house of 10 years, got a divorce and purchased a new home. During that time I have religiously paid my bills and watched my credit card limits be reduced and my interest rates skyrocket. I have not ever missed a payment and have a paid more than the minimums monthly. I have one credit card with an interest rate of 34.99% interest. When I called to see if I could get the rate reduced they refused to help. I feel like I am spinning my wheels and at this interest rate I will never get this paid off. I want to honor this debt but feel that unless I get relief I will never be able to pay this off.

A credit bureau reported the following information about this borrower member on June 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,998.00	Public Records On File:	0
Revolving Line Utilization:	30.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 373712

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
373712	$25,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 373712. Member loan 373712 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	MedeFinance	Debt-to-income ratio:	16.03%
Length of employment:	6 months	Location:	Discovery bay, CA

Home town:	San Francisco
Current & past employers:	MedeFinance, MedeAnalytics
Education:	George Washington University (GW), University of California-Riverside (UCR)

This borrower member posted the following loan description, which has not been verified:

Hello, I am requesting this loan as to help my parents pay off some medical expenses and get through some very difficult financial times during their retirement. Thank you, Mino

A credit bureau reported the following information about this borrower member on January 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	40	Months Since Last Delinquency:	8
Revolving Credit Balance:	$6,585.00	Public Records On File:	0
Revolving Line Utilization:	33.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 376937

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
376937	$16,400	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 376937. Member loan 376937 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	Wal-Mart Stores	Debt-to-income ratio:	2.82%
Length of employment:	1 year 2 months	Location:	Richmond, RI

Home town:	Providence
Current & past employers:	Wal-Mart Stores, Marine Corps
Education:	Community College of Rhode Island

This borrower member posted the following loan description, which has not been verified:

This money will be used for the purpose of investing in my education. Although I have the money and don't need this loan i would prefer not to use up all the cash at once but rater have it spread out over three years. I am a finance major and I own and operate a small business.

A credit bureau reported the following information about this borrower member on February 2, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,217.00	Public Records On File:	0
Revolving Line Utilization:	20.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 414873

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414873	$25,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414873. Member loan 414873 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$14,000 / month
Current employer:	Wander Lust Entertainment	Debt-to-income ratio:	1.81%
Length of employment:	4 years 9 months	Location:	ST Louis, MO

Home town:	St Louis
Current & past employers:	Wander Lust Entertainment, Wander Lust Entertainment
Education:

This borrower member posted the following loan description, which has not been verified:

We are producing a TV show on MTV this summer about a basketball team that Travels the country performing in games and working with underprivileged Kids. We have sponsors in place but we are just working through the Contracts and the red tape associated with that process. We will use the Money to sign our players and pay them their salaries.

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$71,832.00	Public Records On File:	0
Revolving Line Utilization:	54.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 415228

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415228	$10,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415228. Member loan 415228 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,541 / month
Current employer:	PC NET Inc	Debt-to-income ratio:	0.39%
Length of employment:	4 years 2 months	Location:	MIAMI, FL

Home town:	Matagalpa
Current & past employers:	PC NET Inc
Education:	University of Mobile

This borrower member posted the following loan description, which has not been verified:

I need the loan to purchase a car. I am getting a great deal on it and need to get it done quickly before it get sold. I have exellent credit history and have job stability, i have work in the same place for over 4 years. I consider my self very responsible with money, i dont have many expenses.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19.00	Public Records On File:	0
Revolving Line Utilization:	0.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 415343

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415343	$25,000	17.90%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415343. Member loan 415343 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,333 / month
Current employer:	Wander LUst Entertainment	Debt-to-income ratio:	7.72%
Length of employment:	4 years 9 months	Location:	ST Louis, MO

Home town:	ST Louis
Current & past employers:	Wander LUst Entertainment, Wander Lust Entertainment
Education:

This borrower member posted the following loan description, which has not been verified:

We are producing a TV show on MTV this summer about a basketball team that Travels the country performing in games and working with underprivileged Kids. We have sponsors in place but we are just working through the Contracts and the red tape associated with that process. We will use the Money to sign our players and pay them their salaries.

A credit bureau reported the following information about this borrower member on June 10, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1992	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	13
Revolving Credit Balance:	$32,716.00	Public Records On File:	0
Revolving Line Utilization:	74.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 415658

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
415658	$13,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 415658. Member loan 415658 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	Lockheed Martin Corp./DCR Inc.	Debt-to-income ratio:	13.88%
Length of employment:	1 year 6 months	Location:	San Jose, CA

Home town:	San Ramon
Current & past employers:	Lockheed Martin Corp./DCR Inc., In-N-Out
Education:	California State University-Chico (CSU Chico), Butte College, Diablo Valley College

This borrower member posted the following loan description, which has not been verified:

Loan needed to clear high interest credit card - interest rate is high and with how much interest/payments are it is not worth keeping a balance on the card. I'd prefer to pay a fixed monthly payment at a lower interest rate. I have a stable job working for Lockheed Martin/DCR Inc. (Q.A. Engineer) I always make my payments and I always make them on time.

A credit bureau reported the following information about this borrower member on June 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,199.00	Public Records On File:	0
Revolving Line Utilization:	90.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416126

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416126	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416126. Member loan 416126 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,833 / month
Current employer:	Pacific maritime association	Debt-to-income ratio:	17.58%
Length of employment:	11 years	Location:	TORRANCE, CA

Home town:	San Pedro L. A. Harbor
Current & past employers:	Pacific maritime association, Printmasters
Education:	L.A. Trade Tech.

This borrower member posted the following loan description, which has not been verified:

We are going to pay off the credit cards and be done with them. It is hard to make the balance go down when the banks raise the interest rate at their convenience. We would like real people to be profiting from a good investment than an impersonal bank. We will be investing with lending club after we get rid of these credit cards, which will be sooner than later with the great rates. I have a good job, that pays well. We always pay our bills, and have never had any problem paying what we owe. Our credit history proves that. We are asking for an amount to pay off two high interest credit cards and a high interest loan. We will close those accounts and with the lower interest we can pay the balance off sooner. Then we can start investing here to help others like us.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1988	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,280.00	Public Records On File:	0
Revolving Line Utilization:	88.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416369

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416369	$10,400	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416369. Member loan 416369 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$4,168 / month
Current employer:	Urban Corps of San Diego	Debt-to-income ratio:	8.09%
Length of employment:	1 year 4 months	Location:	SAN DIEGO, CA

Home town:	Melrose
Current & past employers:	Urban Corps of San Diego, Verizon Business, Totality Corporation, Avasta Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Flynn Keilty 843 13th St. Apt. #9 San Diego, CA.92101 To Whom It May Concern, I am requesting a loan in the amount of $13,000.00 in order to reduce my interest rates and consolidate my debt. I am a technology professional who has been in the profession for almost 10 years. I have been at my current employer for over 16 months. I am confident I will be able to make the monthly payments as I have little in the way of revolving monthly expenses, save for my debt. I currently take home $2446.24 a month in pay and my current bills, including rent, cell phone, and internet charges etc equal $935.23. In case of emergency I currently have $21,484.52 in 2 retirement accounts. I appreciate your consideration for this loan and would be happy to speak with you further regarding my application or any other questions that you may have. Thank you for your consideration, Flynn Keilty 415-235-9295 flynnkeilty@netscape.net

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,167.00	Public Records On File:	0
Revolving Line Utilization:	89.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416558

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416558	$20,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416558. Member loan 416558 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,297 / month
Current employer:	Arizona Dept. of Public Safety	Debt-to-income ratio:	24.09%
Length of employment:	4 years 3 months	Location:	PHOENIX, AZ

Home town:	Casper
Current & past employers:	Arizona Dept. of Public Safety, Blood Systems Laboratories - UBS, Analytical Research Laboratories
Education:	Casper College, University of Wyoming, University of Central Oklahoma

This borrower member posted the following loan description, which has not been verified:

This loan will be used to consolidate 5 credit cards with APR rates around 25%. I have been trying to pay off these cards over the last 2 years but the rates have continued to rise. I pay on time and I pay the minimum monthly fee. Currently, I pay around $750 a month total for all the cards. Ideally, I would like to make one huge payment a month and have a lower interest rate. I got into this debt situation due to an ugly divorce in 2006. I have a good job working as a Criminalist in the DNA unit for the Arizona Department of Public Safety - State Crime Lab. I have been employed by them for 4 years and love my job. I am lucky to have the opportunity to earn overtime which has helped me in paying off the credit cards. I recently received a pay increase and my goal is to have all the debt payed off by August 2010. I feel I can achieve this goal by a debt consolidation loan. Thank you for your time and consideration. Sincerely, Courtney Collums

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,180.00	Public Records On File:	0
Revolving Line Utilization:	81.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416710

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416710	$14,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416710. Member loan 416710 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$16,250 / month
Current employer:	Wipro Ltd.	Debt-to-income ratio:	2.33%
Length of employment:	7 years	Location:	Kirkland, WA

Home town:	Seattle
Current & past employers:	Wipro Ltd., American International Group (AIG)
Education:	Washington State University

This borrower member posted the following loan description, which has not been verified:

Hi, I would like to tap into peer-to-peer lending to get some competitive rates on this personal loan. Purpose is some home improvements that would be nice to do in summer. I could have financed my purchases in cash, yet I am curious to see the power of Internet and this way I can keep my stock investments untouched.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	5	Months Since Last Delinquency:	2
Revolving Credit Balance:	$3,681.00	Public Records On File:	0
Revolving Line Utilization:	10.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416727

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416727	$1,200	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416727. Member loan 416727 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,459 / month
Current employer:	Morningstar	Debt-to-income ratio:	14.49%
Length of employment:	1 year 9 months	Location:	Martinsville, NJ

Home town:	Red Bank
Current & past employers:	Morningstar
Education:	Carnegie Mellon University

This borrower member posted the following loan description, which has not been verified:

Combining 2 cards into 1 with a reduction in the interest rate.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$690.00	Public Records On File:	0
Revolving Line Utilization:	6.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 416736

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416736	$5,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416736. Member loan 416736 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	NJ Transit	Debt-to-income ratio:	13.62%
Length of employment:	21 years 1 month	Location:	Millington, NJ

Home town:	Morristown
Current & past employers:	NJ Transit
Education:	MCC

This borrower member posted the following loan description, which has not been verified:

Refinancing motorcycle loan at lower rate

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,305.00	Public Records On File:	0
Revolving Line Utilization:	35.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416753

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416753	$20,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416753. Member loan 416753 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,958 / month
Current employer:	Brown Brothers Harriman	Debt-to-income ratio:	7.32%
Length of employment:	1 year	Location:	Charlestown, MA

Home town:	Methuen
Current & past employers:	Brown Brothers Harriman, First Marblehead Corporation, State Street Corp.
Education:	University of Massachusetts-Dartmouth, Boston College

This borrower member posted the following loan description, which has not been verified:

Would like to consolidate loans that currently have an interest rate greater than 10.99%

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1986	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,062.00	Public Records On File:	0
Revolving Line Utilization:	79.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416813

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416813	$4,200	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416813. Member loan 416813 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,750 / month
Current employer:	n/a	Debt-to-income ratio:	12.32%
Length of employment:	1 year 8 months	Location:	Minneapolis, MN

Home town:	Dearborn
Current & past employers:	Church & Dwight, Scotts Miracle-Gro
Education:	Michigan State University, Western Michigan University

This borrower member posted the following loan description, which has not been verified:

I have most of the money saved but I am looking for a bit more just to make sure I have everything covered and my princess is happy.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	7	Months Since Last Delinquency:	18
Revolving Credit Balance:	$2,094.00	Public Records On File:	0
Revolving Line Utilization:	20.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416829

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416829	$15,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416829. Member loan 416829 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	Dr. Bruce E. Reid and Associates	Debt-to-income ratio:	5.31%
Length of employment:	3 years 7 months	Location:	WINDER, GA

Home town:	Atlanta
Current & past employers:	Dr. Bruce E. Reid and Associates
Education:	Gwinnett Technical College

This borrower member posted the following loan description, which has not been verified:

The use of the loan is to consildate all my credit cards debt into one loan so I can pay it off sooner and to avoid any high APR from my credit cards. I pay all of my debt on-time and haven't been late on any payments. I am a hard working full-time Optometric Assistant who loves and enjoy my work. I am expecting a new baby soon and my husband and I want to support her the best we can by eliminating the debt I have accumulated in the past few years.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	27
Revolving Credit Balance:	$28,956.00	Public Records On File:	0
Revolving Line Utilization:	80.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416831

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416831	$21,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416831. Member loan 416831 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,750 / month
Current employer:	Dept Homeland Security	Debt-to-income ratio:	14.76%
Length of employment:	13 years 1 month	Location:	Vail, AZ

Home town:	Philadelphia
Current & past employers:	Dept Homeland Security
Education:	Pennsylvania State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I work for the government and have a secure job. I am trying to consolidate my revolving credit and am having trouble making other payments because of high interest rates. I am more than willing to cooperate and need help. Thank you! The loan is being relisted because of a utitlity bill that needed confirmation. Thank you!

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1988	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	71
Revolving Credit Balance:	$23,738.00	Public Records On File:	0
Revolving Line Utilization:	71.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416846

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416846	$5,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416846. Member loan 416846 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,167 / month
Current employer:	Ares Management	Debt-to-income ratio:	6.39%
Length of employment:	2 years 1 month	Location:	Sheman Oaks, CA

Home town:	Chico
Current & past employers:	Ares Management, UBS Financial
Education:	University of California-Santa Barbara (UCSB)

This borrower member posted the following loan description, which has not been verified:

I am in the process of studying for the GMAT, an entrance exam for Business School, and am looking to use these funds to attend a prep class to help study for the test.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416848

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416848	$25,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416848. Member loan 416848 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$33,333 / month
Current employer:	RSM McGladrey	Debt-to-income ratio:	6.03%
Length of employment:	7 years	Location:	Woodland Hills, CA

Home town:	Los Angeles
Current & past employers:	RSM McGladrey
Education:	California State University-Los Angeles (CSULA)

This borrower member posted the following loan description, which has not been verified:

I am looking to consilidate debt that arose from my divorce which was just finalized. I incurred debt on my credit cards that I would like to consolidate with one loan at a lower payment so that more of my payment will go towards principal paydown versus interest. I am a responsible borrower and make all payments in a timely manner as evidenced by my credit score and history. I am a professional with a stable source of income that further makes my loan an attractive investment.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	23
Revolving Credit Balance:	$9,654.00	Public Records On File:	0
Revolving Line Utilization:	12.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416850

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416850	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416850. Member loan 416850 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,942 / month
Current employer:	Accenture	Debt-to-income ratio:	1.56%
Length of employment:	1 year 6 months	Location:	Kenwood, CA

Home town:
Current & past employers:	Accenture, Oracle Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

I am in the final stages of a complete home remodel and (of course) it has gone a little over budget. The project has been ongoing for six months and is now just two or three weeks away from completion. The property is in Kenwood, CA, and the remodel has included a changed floorplan, completely new kitchen, the addition of a third bathroom, complete replacement of two other bathrooms, and new flooring throughout. I am already a lender on Lending Club, and I now need to become a borrower to cover the final contractor bills for this project. Since we are right at the end of the project, the bills are coming in quickly and a loan is the easiest way to secure the funds at short notice. Aside from my mortgage and one credit card (which is not maxed out) I do not have any outstanding debt. I am a senior manager at a large global consulting company with a steady income, and have never missed a single payment on anything in my life.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,787.00	Public Records On File:	0
Revolving Line Utilization:	52.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416856

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416856	$3,100	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416856. Member loan 416856 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:	Smithville Home Health Care	Debt-to-income ratio:	23.89%
Length of employment:	5 years	Location:	GIDDINGS, TX

Home town:	Austin
Current & past employers:	Smithville Home Health Care
Education:	Austin Community College

This borrower member posted the following loan description, which has not been verified:

My home is a refuge for me after a long days work. I would like to do a few projects to fix a few minor issues and do some additional improvements as well. I am a hard working nurse and I love what I do. I am further specialized as a Certified Diabetes Educator as I have finished several years of both teaching and learning more about the disease and just passed the test to become a Certified. I share this information so that you can know that I am a hard worker, honest, and will pay off my debt to you. You will be able to see from my credit history that I do not ever miss payments, nor am I late. I pay back all debts.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,774.00	Public Records On File:	0
Revolving Line Utilization:	71.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416892

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416892	$9,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416892. Member loan 416892 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	RSM McGladrey	Debt-to-income ratio:	11.08%
Length of employment:	3 years	Location:	Flushing, NY

Home town:
Current & past employers:	RSM McGladrey
Education:	Pace University-New York

This borrower member posted the following loan description, which has not been verified:

Hi, I currently work as an accountant (with a good & stable salary) and I have about 7 years of working history in several large companies in the NYC area. I am currently seeking a personal loan to extinguish a credit card balance as the credit has raised my interest rates. Specifically, it is the Bank of America line of credit cards and I would like to apply for a loan of $9000. I can show documentation for solid proof of income (current paystubs, written verification from my employer, personal references, etc.) and working history. Additionally, I currently own my own home with a mortgage. I have never defaulted on a loan and my credit history is clean. My former credit score was around 780 (this was 2 years ago when my mortgage was obtained), however, it may have dipped a little due to an increase in my credit card debt. Please contact me if you are interested in working out a deal that will makes this a win-win situation for both the lender and the borrower. Thank you for reading.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	51
Revolving Credit Balance:	$23,896.00	Public Records On File:	0
Revolving Line Utilization:	92.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 416897

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416897	$24,075	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416897. Member loan 416897 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,102 / month
Current employer:	Miller Kaplan Arase & Company	Debt-to-income ratio:	16.79%
Length of employment:	12 years 10 months	Location:	corona, CA

Home town:	Bronx
Current & past employers:	Miller Kaplan Arase & Company, carter hawley hale stores inc
Education:	ccny

This borrower member posted the following loan description, which has not been verified:

I want to convert 3 high interest loans into a single lower interest loan so I can pay it off faster. I do not have a problem making my current payments, but I hate to see so much of my money going to interest instead of principle.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1978	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$54,194.00	Public Records On File:	1
Revolving Line Utilization:	85.70%	Months Since Last Record:	110
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416905

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416905	$25,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416905. Member loan 416905 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,417 / month
Current employer:	SLG Enterprises LLC	Debt-to-income ratio:	10.10%
Length of employment:	1 year 8 months	Location:	Oklahoma City, OK

Home town:
Current & past employers:	SLG Enterprises LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Hello, I am in the process of opening a 99 cent store. I have invested about $50,000.00 of my own money. I am in need of $25,000.00 in additional funding. I have a good credit score and excellent payback ability. I am opening this store in an area that this type of store would thrive in. I look forward to the opportunity of being funded and look forward to having the ability, in the near future, to fund others in my current situation. Thank you in advance for the ability to help me fulfill my dream of owning and operating my own store.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,218.00	Public Records On File:	0
Revolving Line Utilization:	68.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 416997

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
416997	$8,800	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 416997. Member loan 416997 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	Blinn College	Debt-to-income ratio:	12.58%
Length of employment:	12 years	Location:	BRENHAM, TX

Home town:	Knoxville
Current & past employers:	Blinn College
Education:	Texas A&M University

This borrower member posted the following loan description, which has not been verified:

I plan to use this loan to pay off an existing loan that is held jointly by me and by my soon-to-be-ex-husband. Paying off this joint loan would instill goodwill and make the divorce process less messy. I have good credit and a reliable career as a college professor. I also have a history of striving to pay off obligations ahead of time.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,621.00	Public Records On File:	0
Revolving Line Utilization:	94.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 417009

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417009	$12,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417009. Member loan 417009 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Fielding Chiropractic Inc	Debt-to-income ratio:	20.11%
Length of employment:	14 years 6 months	Location:	Durham, NC

Home town:	New York
Current & past employers:	Fielding Chiropractic Inc
Education:	California State University-Los Angeles (CSULA), Life University, Marietta, GA

This borrower member posted the following loan description, which has not been verified:

I am about to open a new Creating Wellness Center in Durham, NC. This is a second practice. This office is in a fantastic location in a very busy upscale heavy trafficked shopping center next to a busy Grocery Store (Harris Teeter). My other practice is in small town and turns a decent profit - but I couldn't grow there. I have funneled all my business profit into this new practice and am about to open. I was promised a loan on future accounts receivable from Merchant Capital for $10,000, but now I am not sure if it was legitimate as the representative has not returned my calls and the money was supposed to be in my account Friday and was not. I'm in a pickle with having to pay expenses for the next couple of months as I build the practice in the new location. We have already started getting alot of walk-in requests and new patients starting this week, but without this extra cash I don't know how I will pay salaries and keep open. HELP!

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1986	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$80,580.00	Public Records On File:	0
Revolving Line Utilization:	76.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 417027

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417027	$4,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417027. Member loan 417027 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,483 / month
Current employer:	Negwer Materials	Debt-to-income ratio:	16.63%
Length of employment:	1 year 1 month	Location:	Saint Louis, MO

Home town:	Corona
Current & past employers:	Negwer Materials
Education:	Southern Illinois University-Carbondale

This borrower member posted the following loan description, which has not been verified:

I would like this loan to pay off my current Prosper Loan and the remainder would go to credit cards. I currently have a Prosper loan at 19% and have that payment worked into my monthly budget. This loan is for the same amount. I would pay the $3,000 I currently owe the good lenders from Prosper and then take the rest and apply them to my credit cards that are over 20%, about $4,000. This way, I would have the same payment to an online Peer-to-Peer loan site. And fewer payments in credit cards.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,685.00	Public Records On File:	0
Revolving Line Utilization:	59.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 417046

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417046	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417046. Member loan 417046 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	General Electric	Debt-to-income ratio:	0.13%
Length of employment:	8 years 1 month	Location:	Milwaukee, WI

Home town:
Current & past employers:	General Electric
Education:

This borrower member posted the following loan description, which has not been verified:

I require the loan to start a new business. With the distressed properties in the current environment, going to invest with partners to acquire properties and convert land into affordable housing for middle income families.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,068.00	Public Records On File:	0
Revolving Line Utilization:	3.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 417064

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417064	$5,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417064. Member loan 417064 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Dr. Dennis Norkiewicz DDS	Debt-to-income ratio:	19.31%
Length of employment:	8 years	Location:	Silver Spring, MD

Home town:	Silver Spring
Current & past employers:	Dr. Dennis Norkiewicz DDS, Montgomery General Hospital
Education:	Widener University-Delaware Campus

This borrower member posted the following loan description, which has not been verified:

I need a loan for emergency medical expenses that I have recently accrued.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,160.00	Public Records On File:	0
Revolving Line Utilization:	39.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417083

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417083	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417083. Member loan 417083 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$19,583 / month
Current employer:	Alvarez and Marsal	Debt-to-income ratio:	11.73%
Length of employment:	2 years	Location:	Chicago, IL

Home town:	Chicago
Current & past employers:	Alvarez and Marsal, Ernst and Young, LLP
Education:	Loyola Univeristy Law School, University of Illinois at Urbana-Champaign, DePaul University

This borrower member posted the following loan description, which has not been verified:

We are trying to buy our dream home and are a little short with the down payment. Given the current banking crisis, the down payment requirements are up to 30% which make it difficult for growing families - 3 kids (6, 4, and 11months). My salary is approx. 235k and my wife is on track to make about 40k this year. I appreciate your help. Thank you!

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1989	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	40
Revolving Credit Balance:	$5,509.00	Public Records On File:	0
Revolving Line Utilization:	10.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 417093

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417093	$8,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417093. Member loan 417093 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	State Street Bank	Debt-to-income ratio:	3.35%
Length of employment:	1 year	Location:	East Brunswick, NJ

Home town:	Port Of Spain
Current & past employers:	State Street Bank, American Stock Exchange, Chase Manhattan Bank, Guardian Life of America
Education:	CUNY Brooklyn College, Pace University-New York

This borrower member posted the following loan description, which has not been verified:

Looking to pay off my credit card rate that has increased in the last 2 months for no logical reason.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,752.00	Public Records On File:	0
Revolving Line Utilization:	30.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 417127

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417127	$16,750	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417127. Member loan 417127 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	US Postal Service (USPS)	Debt-to-income ratio:	22.77%
Length of employment:	2 years 7 months	Location:	New Athens, IL

Home town:	Belleville
Current & past employers:	US Postal Service (USPS)
Education:	SWIC

This borrower member posted the following loan description, which has not been verified:

I have never missed a payment. I have good credit. I just need a lower interest rate so I can pay off my credit cards for good.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2001	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,261.00	Public Records On File:	0
Revolving Line Utilization:	67.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 417148

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
417148	$21,250	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 417148. Member loan 417148 was requested on June 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	Kestrel Investment Management	Debt-to-income ratio:	14.31%
Length of employment:	1 year 4 months	Location:	Los Angeles, CA

Home town:	Cedar Falls
Current & past employers:	Kestrel Investment Management, American Vision Windows, U.S. Department of Commerce
Education:

This borrower member posted the following loan description, which has not been verified:

I have an obligation to anyone I borrow money from to pay it back. Whether it was borrowing $10 or $20 dollars from a friend because I was caught without cash when I needed it or using credit. The fact that someone knows my character and knows that I will return that money means a lot to me. I pride myself on being reliable. I have borrowed the money and I will pay it back. I feel I am a low credit risk because of this. I have been gainfully employed since I graduated. I have been in the same industry for about 20 years. I have a long credit history of paying my debt. Unfortunately, I have had to use more credit than I care to, due to an injury to my shoulder that my insurance company deemed pre-existing. I have paid my doctor and physical therapists using the credit I have, but the interest rate is high. I am looking to consolidate this debt into one easy payment with a lower interest rate.

A credit bureau reported the following information about this borrower member on June 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	25	Months Since Last Delinquency:	13
Revolving Credit Balance:	$30,799.00	Public Records On File:	0
Revolving Line Utilization:	62.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Posting Report Supplement No. 247 dated June 16, 2009